SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No.         )

File by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, For
                                        Use of the Commission
                                        Only (as permitted by
                                        Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12


              Maui Land & Pineapple Company, Inc.
        (Name of Registrant as Specified in Its Charter)

________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if Other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction
     applies.
_________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
_________________________________________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:
_________________________________________________________________

(5)  Total fee paid:
_________________________________________________________________

[ ]  Fee paid previously with preliminary materials:
_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
_________________________________________________________________

(2)  Form, Schedule or Registration Statement no.:
_________________________________________________________________

(3)  Filing Party:
_________________________________________________________________

(4)  Date Filed:

               MAUI LAND & PINEAPPLE COMPANY, INC.
                 120 Kane Street, P. O. Box 187
                Kahului, Maui, Hawaii 96733-6687

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         August 23, 1999


TO THE STOCKHOLDERS OF MAUI LAND & PINEAPPLE COMPANY, INC.:


     A special meeting of Stockholders of Maui Land & Pineapple
Company, Inc. (the "Company") will be held on Monday, August 23,
1999 at 4:00 p.m. in the Corporate Office courtyard, 120 Kane
Street, Kahului, Hawaii, for the following purpose:

To consider approval under the Hawaii Control Share Acquisitions Act of the proposed acquisition by Stephen M. Case of 2,962,036 shares of Common Stock of the Company constituting approximately 41.2% of the outstanding shares of Common Stock of the Company.

     The close of business on July 15, 1999 is the record date for determining stockholders entitled to notice of and to vote at the special meeting or any postponements or adjournments thereof.



BY ORDER OF THE CONTROL SHARE ACQUISITION COMMITTEE OF THE BOARD
OF DIRECTORS,

/S/ ADELE H. SUMIDA

ADELE H. SUMIDA
Secretary

Dated:  July 26, 1999

               MAUI LAND & PINEAPPLE COMPANY, INC.
                 120 Kane Street, P. O. Box 187
                Kahului, Maui, Hawaii 96733-6687

                         PROXY STATEMENT

                 SPECIAL MEETING OF STOCKHOLDERS
                         August 23, 1999

     This Proxy Statement is furnished by Maui Land & Pineapple Company, Inc. (the "Company"), a Hawaii corporation in connection with the solicitation by the Company of proxies to be voted at the Special Meeting of Stockholders to be held on August 23, 1999, and all adjournments or postponements thereof.

     The person giving the proxy may revoke it at any time before it is voted by delivering a written revocation or a signed proxy card bearing a later date to the Company's Secretary, provided that such revocation or proxy card is actually received by the Secretary before it is used. Shares of the Company's common stock that are eligible to vote, represented by properly executed proxies received by the Company at or prior to the meeting and not subsequently revoked, will be voted as directed in such proxies. If a proxy is signed and no directions are given, shares eligible to vote represented thereby will be voted in favor of the proposal. The proxy confers discretionary authority on the persons named therein as to all other matters that may come before the meeting.

     This Proxy Statement is first being mailed to stockholders on or about July 26, 1999.

             MATTERS TO BE CONSIDERED AT THE MEETING

     The meeting has been called to consider the approval under the Hawaii Control Share Acquisitions Act (the "CSA Act") of the proposed acquisition by Stephen M. Case of 2,962,036 shares of the Common Stock of the Company, constituting approximately 41.2% of the outstanding shares of Common Stock of the Company (the "Transaction"). Stephen M. Case is Chairman of the Board and Chief Executive Officer of America Online, Inc. and is hereinafter referred to as "Mr. Case" or the "Acquiring Person."

               VOTING SECURITIES AND RIGHT TO VOTE

     Holders of record of shares of Common Stock of the Company that are not beneficially owned by the Acquiring Person at the close of business on July 15, 1999 (the "Record Date") will be entitled to vote at the meeting with each such share entitling its owner to one vote. Under the CSA Act, approval of the Transaction must be obtained by the affirmative vote of a majority of shares entitled to vote, exclusive of shares beneficially owned by the Acquiring Person. The CSA Act provides that "beneficial ownership" shall be determined pursuant to
Section 13 of the Securities Exchange Act of 1934 and the rules promulgated thereunder, as amended. Mr. Case has advised the Company that he does not beneficially own any shares of Common Stock of the Company, and based upon such representation, all of the 7,188,500 shares of Common Stock that were outstanding on the Record Date will be entitled to vote. The Company reserves the right to make further inquiries regarding the beneficial ownership of the Acquiring Person if it so determines in its sole discretion.

     A majority of the outstanding shares of Common Stock of the Company are required to be represented at the meeting either in person or by proxy to constitute a quorum for the conduct of business. Abstentions, but not broker non-votes, will be treated as present at the meeting for these purposes. At least 3,594,251 shares (or more than 50%) must vote in favor of the Transaction for approval assuming 7,188,500 shares are entitled to vote.

     Stockholders holding shares entitled to vote approximately 58% of the shares of Common Stock of the Company have advised the Company of their intent to vote to approve the Transaction. Accordingly, approval of the Transaction is assured if they vote in accordance with their stated intent. For further information, see "Voting by Certain Stockholders."

               PROPOSED CONTROL SHARE ACQUISITION
                       BY STEPHEN M. CASE

     The information set forth in this Proxy Statement concerning the terms and conditions of the Transaction, the agreements that have been entered into in connection therewith and the intentions of Mr. Case has been provided by Mr. Case in an information statement provided to the Company on July 1, 1999 (hereinafter referred to as the "Statement"). The accuracy or completeness of such information has not been independently verified by the Company. All information herein concerning the Transaction is qualified in its entirety by the information and documents set forth in or as part of the Statement, which is attached to this Proxy Statement as Exhibit A.

     The Statement discloses that on June 25, 1999, Mr. Case entered into two stock purchase agreements (the "Agreements") providing for the purchase of all of the shares of Common Stock of the Company held by the Harry Weinberg Family Foundation, Inc. (2,669,780 shares), The Harry & Jeanette Weinberg Foundation, Inc. (89,568 shares) and 300 Corporation (202,688 shares) (such persons are hereinafter collectively referred to as the "Sellers") for a price of $13.25 per share in cash to be paid at closing plus certain agreements for price protection for certain possible events after closing. The 2,962,036 shares of Common Stock subject to the Agreements constitute approximately 41.2% of the shares of outstanding Common Stock of the Company. Mr. Case has advised the Company that the purchase price will be paid from Mr. Case's personal funds. Copies of the Agreements are attached to the Statement, which is attached to this Proxy Statement as Exhibit A.

     The closing of the Transaction (the "Closing") is subject to various conditions, including approval by the Company's stockholders in accordance with the CSA Act, the approval by the Hawaii Public Utilities Commission in accordance with Section 269-
17.5 of the Hawaii Revised Statutes and compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR"). As of July 6, 1999, application to the Hawaii Public Utilities Commission for approval of the Transaction and information for compliance with HSR is in the process of being prepared. The Closing of the Transaction is scheduled to occur within 10 days after all of the necessary consents and approvals have been obtained. Mr. Case and the Sellers have agreed to exercise their best efforts to obtain all necessary approvals as quickly as possible. A party can terminate an Agreement in the event that its conditions to Closing are not satisfied by October 31, 1999. The Company is not a party to the Agreements.

     The Agreements provide that if Mr. Case sells or enters into a binding agreement to sell any of the acquired shares within one year after the Closing he will pay to the Sellers two-thirds of any gain he realizes upon the sale of such shares. If Mr. Case sells or executes a binding agreement to sell any of the acquired shares in the second year after the Closing, Mr. Case will pay to the Sellers one-third of any gain realized upon the sale of such shares. Mr. Case has agreed not to engage in or initiate any "Rule 13e-3 transaction" (a so-called "going private" transaction) with respect to the Common Stock of the Company within the two-year period following the Closing.

     The Agreement with the Harry Weinberg Family Foundation, Inc. (the "Foundation") provides for the resignation at the Closing of Samuel K. Himmelrich, Sr. and Morton B. Plant as directors of the Company. Messrs. Himmelrich and Plant are also directors of the Foundation. Under the Company's Bylaws, any resulting vacancy on the Board of Directors may be filled by an appointment of a new director approved by the remaining members of the Board of Directors. Mr. Case has advised the Company that he plans to submit, for the Board of Directors' consideration, the names of two individuals to fill the vacancies that may be created by such resignations, but has not yet identified such persons.

     Mr. Case has advised the Company that he "has no plans or proposals to change materially the Corporation's management or policies of employment; change the location of its principal executive office or of a material portion of its business activities; liquidate the Corporation; sell all or substantially all of its assets; merge it or exchange its shares with any other person; alter materially its relationship with suppliers or customers or the communities in which it operates; or make any other material change in its business, corporate structure, management or personnel, other than the resignation of Mr. Himmelrich and Mr. Plant and the nomination of Mr. Case's representatives to fill vacant seats on the Board." Reference is made to the Statement, which is attached to this Proxy Statement as Exhibit A, for further information.

     The Statement also discloses that on June 25, 1999, Mr. Case entered into a separate right of first refusal agreement (the "RFR Agreement") with Richard H. Cameron, Claire C. Sanford, Jared B. H. Sanford, Douglas B. Cameron, and the Allan G. Sanford Trust (collectively referred to as the "Cameron Family Stockholders"). Richard H. Cameron is the Chairman of the Board of Directors of the Company. Claire C. Sanford is a director of the Company. Mary C. Sanford, a director emeritus and a former director and Chairman of the Board of the Company, is the sole Trustee of the Allan G. Sanford Trust. Jared B. H. Sanford and Douglas B. Cameron are related to Richard H. Cameron, Claire C. Sanford and Mary C. Sanford. For further information see "Interest of Certain Persons In Or Opposition To Matters To Be Acted Upon." Shares of Common Stock of the Company currently owned by the Cameron Family Stockholders totaling 1,011,634 (approximately 14% of the outstanding shares), as well as shares that they may later acquire are subject to the RFR Agreement.
The J. Walter Cameron Family Group, which includes the Cameron Family Stockholders and other affiliates, own of record or beneficially another 1,516,236 shares or approximately 21% of Common Stock of the Company. For further information, see "Security Ownership of Certain Beneficial Owners and Management." The Company is not a party to the RFR Agreement. A copy of the RFR Agreement is attached as part of the Statement, which is attached to this Proxy Statement as Exhibit A.

     Under the RFR Agreement, the Cameron Family Stockholders and Mr. Case have granted to each other a right of first refusal as to all of the shares held by the Cameron Family Stockholders and an equal amount of shares that Mr. Case will acquire in the Transaction. Certain transfers for estate planning purposes or to family members or pledges for certain loans are exempt from the terms of the RFR Agreement. The RFR Agreement provides that before selling any shares to a third party the person must offer to sell them to the other party to the RFR Agreement. If it is a privately negotiated transaction, the person desiring to sell the shares shall first offer to sell the shares to the other party at the price and upon the terms offered by the third party. In the case of an open market sale, the sales price is to be equal to the volume-weighted average sales price of the Company's common stock over the preceding 180 days. The RFR Agreement is subject to termination if the Transaction is not approved by the Company's stockholders or does not close within 180 days from its date. The closing of any sale of shares under the RFR Agreement is subject to compliance with the CSA Act, if applicable.

     Consummation of the Transaction will not result in any material differences in the rights of security holders of the Company, but will result in Mr. Case becoming the largest single stockholder of the Company. The Transaction will have no federal income tax consequences to the Company or to the stockholders other than to Mr. Case and the Sellers.

     The Company will derive no direct benefit from the Transaction, but will incur certain costs to call the meeting as required by Hawaii law under the CSA Act, to prepare, print and mail this Proxy Statement to stockholders, to solicit proxies and to hold the meeting.

                 CONTROL SHARE ACQUISITIONS ACT

     Stockholders of the Company are being asked to consider approval of the Transaction under the CSA Act. The following is a brief description of the CSA Act and is qualified in its entirety by the text of the CSA Act, which is attached as Exhibit
B to this Proxy Statement.

     The acquisition of shares of an issuing public corporation that results in beneficial ownership of a range of voting power as specified in the CSA Act (a "Control Share Acquisition") is subject to the requirements of the CSA Act. The Company is an issuing public corporation within the meaning of the CSA Act and the Transaction is a Control Share Acquisition, which is subject to the CSA Act.

     Stockholders of the issuing public corporation must approve a Control Share Acquisition. If an acquisition is made without the requisite approval, then for a period of one year the shares acquired by the acquiring person will (i) be denied voting rights, (ii) be non-transferable, and (iii) be subject to redemption at the option of the Company at a price equal to either the price at which the shares were acquired or at book value per share as of the last day of the fiscal quarter ended prior to the date of the call for redemption. Stockholders will not have dissenter's rights in connection with the approval of the transaction. Approval requires the affirmative vote of a majority of the shares entitled to vote, exclusive of shares beneficially owned by an acquiring person. The CSA Act provides that "beneficial ownership" shall be determined pursuant to
Section 13 of the Securities Exchange Act of 1934 and the rules promulgated thereunder, as amended.

     The CSA Act sets forth a number of technical requirements for obtaining stockholder approval of a Control Share Acquisition. First, the acquiring person must submit to the issuing public corporation an information statement (the "CSA Statement") setting out, among other things, the number of shares of the issuing public corporation beneficially owned by the acquiring person, the range of voting power and the election of directors that would result from the Control Share Acquisition, and the terms of the proposed Control Share Acquisition. Second, a proxy relating to a meeting of stockholders on the question of approving the Control Share Acquisition must be solicited separately from an offer to purchase the shares and must not be solicited sooner than 30 days before the meeting held pursuant to the CSA Act unless otherwise agreed. Third, a majority of the shares of the issuing public corporation entitled to vote that are not beneficially owned by the acquiring person must approve the Control Share Acquisition. Fourth, the Control Share Acquisition must be consummated within 180 days after shareholder approval.

     Under the CSA Act the Company must call a special meeting of stockholders to consider the transaction within five days after the receipt of the CSA Statement, mail notice of the meeting and other materials, including a copy of the CSA Statement provided by the acquiring person, to stockholders not later than 25 days after receipt of the CSA Statement and hold the meeting (subject to potential adjustment) not less than 30 days and not more than 55 days after the date of the receipt of the CSA Statement.

     In the event a majority of the shares that are not beneficially owned by the acquiring person approve the transaction, then the three punitive provisions of the CSA Act listed above will not apply. If approval is not obtained, then such provisions of the CSA Act will apply to any shares acquired.

     A copy of the CSA Statement provided to the Company by Mr.
Case is attached to this Proxy Statement as Exhibit A and is referred to herein as the Statement.

                 VOTING BY CERTAIN STOCKHOLDERS

     The Sellers have advised the Company that they intend to vote the 2,962,036 shares of the Common Stock of the Company, which they own to approve the Transaction. Richard H. Cameron, the Chairman of the Board of Directors of the Company, Mary C. Sanford, a director emeritus and a former director and Chairman of the Board of the Company and Claire C. Sanford, a director of the Company, have sole voting power over 1,176,213 shares of Common Stock of the Company and have advised the Company that they intend to vote such shares to approve the Transaction. Accordingly, if the foregoing stockholders having a right to vote approximately 58% of the shares of Common Stock of the Company vote in favor of the Transaction, approval is assured.

                  RECOMMENDATION OF THE COMPANY

     At a meeting of the Board of Directors held on June 25, 1999, the Chairman of the Board of the Company appointed the Control Share Acquisition Committee (the "Committee") consisting of Mr. Randolph G. Moore and Mr. Fred E. Trotter III, independent members of the Board of Directors of the Company. Such appointment was ratified and confirmed by the Board of Directors and the Committee was given the authority to take or authorize any and all action that the Board of Directors could take or authorize in connection with the Transaction, except such action that is prohibited to a committee under law or the Articles of Incorporation or Bylaws of the Company. The Committee was formed to minimize potential conflicts of interest since directors Samuel K. Himmelrich, Sr. and Morton B. Plant are directors of the Foundation (one of the Sellers) and directors Richard H. Cameron and Claire C. Sanford and persons related to them are parties to the RFR Agreement.

     The CSA Act requires the Company to state its recommendation with respect to the approval of the Control Share Acquisition.
At a meeting of the Committee held on June 28, 1999, the Committee unanimously recommended acceptance of the Control Share Acquisition and approval of the Transaction. The Board of Directors unanimously adopted such recommendation on July 2, 1999.

     Accordingly, the Company recommends acceptance of the Control Share Acquisition and approval of the Transaction.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as of June 30, 1999 with respect to all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, other than those listed under "Security Ownership of Management."

                                       Number            Percent
     Name and Address                of Shares           of Class

The J. Walter Cameron Family Group  2,527,870 (1)(4)       35.1%
P. O. Box 550
Wailuku, Hawaii 96793

Maui Publishing Company, Ltd.         423,756 (4)           5.9%
P. O. Box 550
Wailuku, Hawaii 96793

Cameron Family Partnership            399,104 (1)           5.6%
P. O. Box 550
Wailuku, Hawaii 96793

Harry Weinberg Family
 Foundation, Inc.                   2,669,780 (2)           37.1%
101 West Mount Royal Avenue
Baltimore, Maryland 21201

Maui Land & Pineapple Company, Inc.
  Employee Stock Ownership Plan       513,881 (3)           7.1%
c/o Pacific Century Trust, Trustee
P. O. Box 3170
Honolulu, Hawaii 96802

(1) The J. Walter Cameron Family Group holdings include 599,280 shares owned by Mary C. Sanford; 163,861 shares owned by Claire C. Sanford; 173,240 shares owned by Jared B. H. Sanford; 264,812 shares owned by Richard H. Cameron, his spouse and minor children (includes 5,456 shares allocated to his account in the Maui Land & Pineapple Company, Inc. Employee Stock Ownership Plan ["ESOP"]); 266,261 shares owned by Douglas B. Cameron; 156,116 shares owned by the Allan G. Sanford Trust, of which Mary C. Sanford is the trustee; 399,104 shares owned by the Cameron Family Partnership, whose general partners are Mary C. Sanford, Richard H. Cameron, Claire C. Sanford and Frances E. C. Ort; 81,440 shares owned by the J. Walter Cameron Trust, of which Mary C. Sanford, Richard H. Cameron, Margaret A. C. Alvidrez, Claire C. Sanford and Pacific Century Trust are co-trustees; and 423,756 shares owned by Maui Publishing Company, Ltd., of which Claire C. Sanford is a director, Richard H. Cameron is an officer and director and Mary C. Sanford is an officer, director and shareholder (see Note (4) below). Voting and investment decisions with respect to shares held by the foregoing trusts with three or more trustees and shares held by the Cameron Family Partnership generally require approval of a majority of the trustees or general partners. However, all of the Cameron Family Partnership general partners must approve dispositions of the Company's shares. Mrs. Alvidrez has disclaimed sole or shared voting or dispositive power with respect to shares held by the trusts of which she is one of the trustees. Mrs. Ort has disclaimed sole or shared voting power and sole dispositive power with respect to the shares held by the partnership of which she is a general partner. Except as indicated above, share ownership figures for the J. Walter Cameron Family Group exclude shares owned by the Company's ESOP (see Note (3) below).

(2) The Harry Weinberg Family Foundation, Inc., a charitable foundation, owns 2,669,780 shares. The directors are Michael Bronfein, Howard K. Cohen, Darrell D. Friedman, Toba Weinberg Grant, Stewart Greenebaum, Amy Weinberg Gur, Samuel K. Himmelrich, Sr., Traci Lerner, Morton B. Plant, Bernard Siegel, Jay Weinberg, Nathan Weinberg and Stevan Weinberg.

(3) Gary L. Gifford, President of the Company, Paul J. Meyer, Douglas R. Schenk and Donald A. Young, Executive Vice Presidents of the Company, are members of the Administrative Committee of the Company's ESOP, which was adopted by the Company on December 27, 1978. The Administrative Committee directs and authorizes the trustee as to various actions, however, the ESOP requires the trustee to inquire of each plan participant, on a confidential basis, how to vote the shares allocated to the plan participant's individual account. The trustee is required to vote shares allocated to participants' accounts for which no instructions are received and to vote any shares not then allocated to participants' accounts in the same proportions as the aggregate shares allocated to participants' accounts are voted pursuant to participants' instructions.

(4)  Maui Publishing Company, Ltd. owns 423,756 shares.
     Claire C. Sanford is a director, Richard H. Cameron is an officer and director and Mary C. Sanford is an officer, director and shareholder of Maui Publishing
     Company, Ltd. The shares are included in the holdings of the J. Walter Cameron Family Group (see Note (1) above).

Security Ownership of Management

     The following table sets forth information as of June 30, 1999 with respect to the Company's voting Common Stock beneficially owned by directors and executive officers, and by all directors and executive officers of the Company as a group:

                                   Number
                                 of Shares
                                Beneficially          Percent
                                   Owned              of Class

Mary C. Sanford, non-voting
  director emeritus             1,659,696(1)              23.1%
Richard H. Cameron              1,169,112(2)              16.3%
Claire C. Sanford               1,068,161(3)              14.9%
Donald A. Young                    11,575(4)                *
Paul J. Meyer                      10,288(4)                *
Douglas R. Schenk                   9,061(4)                *
Gary L. Gifford                     7,422(4)                *
Randolph G. Moore                   4,000                   *
Warren A. Suzuki                    1,742(4)                *
Scott A. Crockford                  1,037(4)                *
Morton B. Plant                        --                   --
Samuel K. Himmelrich, Sr.              --                   --
Fred E. Trotter III                    --                   --
All directors and executive officers
  as a group (13)               2,572,995(5)              35.8%

*  less than 1%

(1)  Mary C. Sanford, mother of Claire C. Sanford and aunt of
     Richard H. Cameron, owns of record 599,280 shares and beneficially 1,060,416 shares.

(2) Richard H. Cameron owns of record 252,156 shares and beneficially 916,956 shares. Included are 5,456 shares allocated to him as a participant in the Company's ESOP (see Note (3) regarding the Company's ESOP in the preceding table). He is a Class Three Director and Chairman of the Board.

(3) Claire C. Sanford owns of record 163,861 shares and beneficially 904,300 shares. She is a Class Two Director.

(4) Amounts include shares allocated to these executive officers as participants in the Company's ESOP: Gifford-5,049; Meyer-8,327; Schenk-5,492; Young-10,075; Suzuki-1,742;
     Crockford-1,037. (See Note (3) regarding the Company's ESOP in the preceding table.)

(5)  Includes 2,527,870 shares beneficially owned by the J.
     Walter Cameron Family Group, but does not include
     513,881 shares owned by the Company's ESOP (see Note
     (3) regarding the Company's ESOP in the preceding table).

     The closing of the Transaction will result in Mr. Case becoming the largest single stockholder of the Company holding approximately 41.2% of the outstanding shares of Common Stock of the Company. If Cameron Family Stockholders were to seek to sell a sufficient number of shares and Mr. Case purchased such under the terms of the RFR Agreement, then such additional stock ownership of Mr. Case could result in a change of control of the Company.

                  CHANGE-IN-CONTROL AGREEMENTS

     Various executives of the Company are subject to Change-in-Control Agreements (the "Change-in-Control Agreements"). Consummation of the Transaction would constitute a "change-in-control" under the Change-in-Control Agreements, thus making such executives potentially eligible for payouts thereunder if their employment terminates. The following executives are party to the Change-in-Control Agreements:

Executive                Position

Gary L. Gifford          President and Chief Executive Officer

Paul J. Meyer            Executive Vice President/Finance

Douglas R. Schenk        Executive Vice President/Pineapple

Donald A. Young          Executive Vice President/Resort

Scott A. Crockford       Vice President/Retail Property

Warren A. Suzuki         Vice President/Land Management
                         and Development

     The Change-in-Control Agreements with each executive officer provide that a "change-in-control" means one or more of the following occurrences with respect to the Company or a Subsidiary
(1) any person or group who is not on the date of the Agreements a beneficial owner of 25% or more of the voting shares of the Company or a Subsidiary becomes the beneficial owner of 25% or more of the total number of voting shares of that entity; (2) any person or group who is not on the date of the Agreements the beneficial owner of 50% or more of the shares of the Company or a Subsidiary becomes the beneficial owner of 50% or more of the total number of voting shares of that entity; (3) the persons who were directors of the Company or a Subsidiary before a cash tender or exchange offer, merger or other business combination, sale of assets or contested election cease to constitute a majority of the Board of Directors of that entity or a successor thereto; (4) a merger or consolidation of the entity occurs in which the survivor is neither the Company nor a direct or indirect wholly owned subsidiary of the Company; (5) a sale, transfer or other disposition of all or substantially all (as defined) of the assets of the Company or Subsidiary; and, in addition, in the case of a Subsidiary, a disposition of 50% or more of such Subsidiary's outstanding voting securities; or (6) a spin-off, split-off, split-up or similar divisive reorganization affecting the Company and/or its Subsidiaries. "Subsidiary" means Maui Pineapple Company, Ltd. and Kapalua Land Company, Ltd. except that if the executive is the Vice President/Retail Property, the term "Subsidiary" is limited to Kaahumanu Center Associates.

     The Change-in-Control Agreements with each executive officer entitle the executive to severance payments if a change-in-control occurs and within 36 months (in the case of Messrs. Gifford, Meyer, Schenk and Young) or 24 months (in the case of Messrs. Suzuki and Crockford) thereafter (1) the executive's employment terminates involuntarily without just cause (as defined) or (2) the executive voluntarily terminates employment for good reason (as defined).

     Severance payments include (1) a lump sum cash payment of
2.99 times (for Messrs. Gifford, Meyer, Schenk and Young) or 2 times (for Messrs. Suzuki and Crockford) the executive's annual base salary in effect on the effective date of termination (or, if greater, in effect ninety days prior to the change-in-control); (2) a payout under the Company's annual incentive plan (if any), in accordance with the terms of such plan; (3) a continuation of all welfare benefits at normal employee cost for three full years (for Messrs. Gifford, Meyer, Schenk and Young) or two full years (for Messrs. Suzuki and Crockford) from the effective date of termination; (4) special retirement benefits equal to the retirement benefit that the executive would have received under the Maui Land & Pineapple Company, Inc. Pension Plan for Non-Bargaining Unit Employees, the Supplemental Executive Retirement Plan, and Executive Supplemental Insurance Plan/Executive Deferred Compensation Plan, or any successor plans or arrangements to such plans, had the executive's employment continued for 36 months (in the case of Messrs. Gifford, Meyer, Schenk and Young) or 24 months (in the case of Messrs. Suzuki and Crockford) following the executive's effective date of termination; and (5) standard outplacement services as selected by the executive for a period of up to 36 months (in the case of Messrs. Gifford, Meyer, Schenk and Young) or 24 months (in the case of Messrs. Suzuki and Crockford) from the effective date of termination.

     The Change-in-Control Agreements provide that if any portion of the severance payment or payment under any other agreement or plan of the Company would constitute an "excess parachute payment," then the payment to the executive will be reduced if such reduction results in an increase in the executive's net benefit. If it is ultimately determined pursuant to a final determination by the Internal Revenue Service that any portion of the severance payment is a "parachute payment" subject to excise tax, which was not contemplated to be a "parachute payment" at the time of payment, the executive will be entitled to a lump sum cash payment sufficient to place the executive in the same net after tax position that would have existed if such payment had not been subject to the excise tax.

     Mr. Case has advised the Company that he has no plans or proposals to change materially the corporation's management or policies of employment.

         INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                    MATTERS TO BE ACTED UPON

     The Sellers of the shares in the Transaction are the Foundation, The Harry & Jeanette Weinberg Foundation, Inc. and 300 Corporation. Samuel K. Himmelrich, Sr. and Morton B. Plant, are directors of the Foundation. Messrs. Himmelrich and Plant were nominated to the Board of Directors of the Company by the Foundation.

     Richard H. Cameron, the Chairman of the Board of Directors of the Company, Mary C. Sanford (as trustee of the Alan G. Sanford Trust), a director emeritus and a former director and Chairman of the Board of the Company, and Claire C. Sanford, a director of the Company, as well as Jared B. H. Sanford (son of Mary C. Sanford, brother of Claire C. Sanford and cousin of Richard H. Cameron) and Douglas B. Cameron (brother of Richard H. Cameron, nephew of Mary C. Sanford and cousin of Claire C. Sanford) executed the RFR Agreement with Mr. Case. Such stockholders are part of the J. Walter Cameron Family Group, which beneficially owns 35.1% of the shares of common stock of the Company. For further information see "Proposed Control Share Acquisition by Stephen M. Case" and "Security Ownership of Certain Beneficial Owners and Management."

                          OTHER MATTERS

     The Board knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters, and discretionary authority to do so is included in the proxy.

                    SOLICITATION OF PROXIES

     The entire cost of soliciting proxies will be borne by the Company. The Company may make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward proxies and proxy material to the beneficial owners of the common stock of the Company and to request authority for the execution of proxies. In such cases, the Company may reimburse such brokerage houses, banks, custodians, nominees and fiduciaries for their expenses in connection therewith. Proxies may be solicited in person or by telephone, mail, facsimile or other electronic means by certain directors and officers of the Company without additional compensation for such services, or by its Transfer Agent, and the cost will be borne by the Company.

            STOCKHOLDER PROPOSALS AND NOMINATIONS

     Proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received at the executive offices of the Company on or before December 4, 1999 in order to be considered for inclusion in the proxy statement and proxy card for the year 2000 annual meeting.

     The Company's Bylaws contain additional requirements that must be satisfied for any proposal of stockholders made outside of Rule 14a-8 or any nomination by a stockholder of directors to be considered at an annual or special meeting. Such proposals or nominations may not be brought before an annual meeting by a stockholder unless the stockholder has given timely written notice in proper form of such proposal or nomination to the Chairman of the Board, the President or the Secretary of the Company. Such proposals or nominations may be made only by persons who are stockholders of record on the date on which such notice is given and on the record date for determination of stockholders entitled to vote at that meeting.

     Stockholder notices of any proposals or nominations intended to be considered at the 2000 annual meeting will be timely only if received at the Company's executive offices no earlier than January 1, 2000 and no later than January 31, 2000. However, if the 2000 annual meeting is called for a date that is not within thirty days before or after April 30, 2000, any such notice will be timely only if it is received no later than the close of business on the tenth day following the date of the Company's first mailing of the notice of the 2000 annual meeting or the date of the Company's public disclosure of the date of the 2000 annual meeting, whichever is earlier.

     To be in proper written form, a stockholder's notice concerning a proposal to be presented at an annual meeting must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of stock of the Company owned by such stockholder (x) beneficially and (y) of record, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     To be in proper written form, a notice concerning a nomination for election to the Board of Directors must set forth
(i) as to each person whom the stockholder proposes to nominate for election as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the number of shares of stock of the Company owned by the person (x) beneficially and (y) of record, and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (a) the name and record address of such stockholder, (b) the number of shares of stock of the Company owned by such stockholder (x) beneficially and (y) of record, (c) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (d) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (e) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director, if elected.

     In addition, no person will be eligible for election to the class of directors to be elected in the year 2000 and each third year thereafter unless such person is an "independent director" within the meaning of Section 121 of the Listing Standards, Policies and Requirements of the American Stock Exchange LLC (or any successor provision).

     Any notice concerning proposals or nominations sought to be considered at the 2000 annual meeting should be addressed to the Company's Chairman, President or Secretary at 120 Kane Street, P.O. Box 187, Kahului, Maui, Hawaii 96733-6687. The full text of the bylaw provisions referred to above (which also set forth requirements and limitations as to stockholder proposals or nominations to be considered at any special meeting) may be obtained by contacting the Company's Secretary at the foregoing address, by telephone at 808-877-3351 or facsimile 808-877-1614.

                       PROXY INSTRUCTIONS

     A form of proxy for the meeting is enclosed. You are requested to sign and return your proxy promptly to make certain your shares will be voted at the meeting. As previously stated, you may revoke your proxy at any time before it is voted by delivering a written revocation or a signed proxy card bearing a later date to the Company's Secretary, provided that such revocation or proxy card is actually received by the Secretary before it is used. Attendance at the meeting will not in itself constitute revocation of a proxy. If you attend the meeting, you may vote your shares in person if you so decide. For your convenience, a self-addressed envelope is enclosed; it requires no postage if mailed in the United States.



BY ORDER OF THE CONTROL SHARE ACQUISITION COMMITTEE OF THE BOARD
OF DIRECTORS

/S/ ADELE H. SUMIDA

ADELE H. SUMIDA
Secretary

Kahului, Maui, Hawaii
July 26, 1999

                            EXHIBIT A


                      INFORMATION STATEMENT
                       OF STEPHEN M. CASE
                  MADE UNDER SECTION 415-172 OF
            THE HAWAII CONTROL SHARE ACQUISITIONS ACT


To Maui Land & Pineapple Company, Inc. and its Board of Directors and Stockholders:


     On June 25, 1999, Stephen M. Case entered into two stock purchase agreements providing for the purchase of all of the shares of common stock of Maui Land & Pineapple Company, Inc. (the "Corporation") held by the Harry Weinberg Family Foundation, Inc., The Harry & Jeanette Weinberg Foundation, Inc. and 300 Corporation. These entities collectively own 2,962,036 shares of the Corporation's common stock, which represents approximately 41% of the outstanding shares of the Corporation's common stock.

     This  Information  Statement  is  being  delivered  to   you
pursuant to Section 415-172 of the Hawaii Control Share Acquisitions statutes (the "Control Share Acquisitions Act"), which requires the person who intends to make a control share acquisition to deliver an information statement containing certain specified information to the Company prior to acquiring the subject shares. A control share acquisition is an acquisition of shares which results in the acquiring person having beneficial ownership of a new range of voting power in the election of the Corporation's directors.

     Mr.  Case  does  not  currently  own,  either  directly   or
beneficially, any shares of the Corporation's common stock.

     If the proposed acquisition is consummated, Mr. Case will acquire voting power in the election of directors in the statutory range of at least forty percent, but less than a majority. The proposed acquisition will, therefore, constitute a control share acquisition subject to the Hawaii Control Share Acquisitions Act.

The Proposed Acquisition

     Stephen M. Case proposes to acquire 2,962,036 shares of the Corporation's common stock from the Harry Weinberg Family Foundation, Inc., The Harry & Jeanette Weinberg Foundation, Inc. and 300 Corporation at a purchase price of $13.25 per share. The purchase price is to be paid in full at closing. The purchase price will be paid out of Mr. Case's personal funds.

     The closing of the proposed acquisition (the "Closing") is subject to various conditions, including approval of the proposed acquisition by the Company's shareholders in accordance with the Control Share Acquisitions Act and by the Hawaii Public Utilities Commission in accordance with Section 269-17.5 of the Hawaii Revised Statutes and, if applicable, compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR").

     The Closing is to occur within 10 days after all of the necessary consents and approvals have been obtained. The parties have agreed to exercise their best efforts to obtain all necessary approvals as quickly as possible.

     The purchase agreements further provide that if Mr. Case sells any of the acquired shares within one year after the Closing or executes a binding contract to sell any of the acquired shares within one year after the Closing and anytime thereafter sells such shares pursuant to such contract, he will pay to the sellers two-thirds of any gain he realizes upon the sale of such shares. If Mr. Case sells any of the acquired shares during the second year after the Closing or executes a binding contract to sell any of the acquired shares during the second year after the Closing and anytime thereafter sells such shares pursuant to such contract, Mr. Case will pay to the sellers one-third of any gain realized upon sale of such shares.

     Pursuant to the purchase agreements, Mr. Case has agreed that neither he nor any entity which he controls shall initiate or engage in a "Rule 13e-3 transaction" (as such term is defined in 17 C.F.R. Section 240.13e-3) with respect to the Corporation's common stock within the two-year period following the Closing; provided that such agreement shall not restrict the ability of the Company or any of its affiliates (other than Mr. Case and any other entity controlled by Mr. Case) to engage in a Rule 13e-3 transaction, which is not initiated by Mr. Case or any other entity which is controlled by Mr. Case, or the right, duties or obligations of any of the directors nominated to the Board of Directors by Mr. Case to exercise their independent judgment with respect thereto.

     The agreement with the Harry Weinberg Family Foundation provides for the resignation at Closing of the two directors who are affiliated with the Foundation, Samuel K. Himmelrich, Sr. and Morton B. Plant.

     Under the purchase agreements, the sellers retain all voting rights  and  rights  to distributions and dividends  through  the
Closing.   No  beneficial ownership rights  as  to  the  sellers'
shares shall be transferred to Mr. Case until the Closing.

     Copies of the purchase agreements are attached hereto as Exhibit A and B and incorporated herein by reference.

     Mr. Case, who was born and raised in Hawaii, is acquiring the shares for long-term investment purposes. Mr. Case is supportive of current management and its strategic direction. Upon the resignation of Mr. Himmelrich and Mr. Plant, Mr. Case plans to submit, for the Board of Directors' consideration, the names of two individuals to fill the vacancies created by their resignation. Other than being represented on the Board, Mr. Case will not have any role in the Company and he will continue to dedicate his full time and attention to America Online, Inc., where he serves as Chairman and Chief Executive Officer.

     Mr. Case has no plans or proposals to change materially the Corporation's management or policies of employment; change the location of its principal executive office or of a material portion of its business activities; liquidate the Corporation; sell all or substantially all of its assets; merge it or exchange its shares with any other person; alter materially its relationship with suppliers or customers or the communities in which it operates; or make any other material change in its business, corporate structure, management or personnel, other than the resignation of Mr. Himmelrich and Mr. Plant and the nomination of Mr. Case's representatives to fill their vacant seats on the Board.

Right of First Refusal Agreement

     In connection with the proposed acquisition, Mr. Case has entered into a separate right of first refusal agreement with Richard H. Cameron, Claire C. Sanford, Jared B. H. Sanford, Douglas B. Cameron, and the Allan G. Sanford Trust (the "Cameron Family Stockholders"). Under this agreement, the Cameron Family Stockholders and Mr. Case have agreed to grant a right of first refusal as to an equal number of each other's shares of the Corporation's common stock. The agreement applies to all of the shares now owned and hereafter acquired by the Cameron Family Stockholders, which currently totals 1,011,635 shares, and an equal number of shares that Mr. Case hereafter acquires.

     The agreement provides that before selling any shares to a third party in a privately negotiated transaction or through the open market, the person desiring to sell the shares shall first offer to sell the shares to the other party at the price and upon the terms offered by the third party or, in the case of an open market sale, at a price equal to the volume-weighted average sales price of the Corporation's common stock over the preceding 180 days.

     The agreement is subject to termination if the proposed control share acquisition is not approved by the Corporation's shareholders and/or does not close within 180 days from the date of the agreement.

     The agreement does not grant either party any voting or investment power over the other party's shares. Each party retains all voting rights and rights to distributions and dividends as to all of the shares that they own respectively, unless and until the shares are tendered and sold to the other party pursuant to the agreement. Each party retains full beneficial ownership of his or her shares and no beneficial ownership rights are being transferred or granted to the other party.

     A copy of the right of first refusal agreement is attached as Exhibit C and incorporated herein by reference.


Request for Approval

     Based on the foregoing, Stephen M. Case requests that his proposed acquisition of 41.2% of the Corporation's common stock be approved by the stockholders in accordance with the Hawaii
Control Share Acquisitions Act.

Dated: July 1, 1999


                               /s/ Stephen M. Case
                              STEPHEN M. CASE



      EXHIBIT A TO INFORMATION STATEMENT OF STEPHEN M. CASE

                    STOCK PURCHASE AGREEMENT


This Agreement is executed and effective this 25th day of June, 1999, by and between Stephen M. Case (the "Buyer"), and Harry
Weinberg Family Foundation, Inc., a Maryland corporation (the
"Seller").

                           RECITALS:

          A. The Seller owns 2,669,780 shares (the "Shares") of common stock of Maui Land & Pineapple Company, Inc., a Hawaii corporation (the "Company"), which represents approximately 37.1% of the outstanding shares of the Company's common stock; and

          B. The Seller desires to sell, and the Buyer desires to purchase, all of the Shares upon and subject to the terms set forth below.

          NOW,   THEREFORE,  in  consideration  of   the   mutual
covenants contained herein, the Seller and the Buyer agree as follows:


                           ARTICLE I

                  PURCHASE AND SALE OF SHARES

          1.1   Purchase of the Shares from the Seller.   On  the
terms and subject to the conditions set forth herein, the Seller shall sell to the Buyer, and the Buyer shall purchase from the Seller all of the Shares.

          1.2 Purchase Price. In consideration for the Shares, the Buyer shall pay the Seller the sum of Thirty Five Million Three Hundred Seventy Four Thousand Five Hundred Eighty-Five and No/100 Dollars ($35,374,585.00) (the "Purchase Price"), which represents a price of $13.25 per share, in cash or immediately available funds at Closing (as defined herein).

                           ARTICLE II

          REPRESENTATIONS AND WARRANTIES OF THE SELLER

          The Seller hereby represents and warrants to the Buyer as follows:

          2.1 Capital Stock. Based solely on the Company proxy statement dated April 2, 1999, the number of issued and outstanding shares of common stock of the Company as of March 8, 1999, is 7,188,500, and the Shares represent approximately 37.1% of the Company's issued and outstanding shares of common stock.
To the Seller's knowledge, the information set forth in the Company's proxy statement dated April 2, 1999 regarding the number of outstanding shares on a fully diluted basis is correct. The Shares have been duly authorized and validly issued and are fully paid and nonassessable.

          2.2 Ownership of Shares. The Seller owns the Shares free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, pledges, liens, security interests, charges, encumbrances, options and adverse claims or rights whatsoever. The Shares constitute all of the shares of common stock of the Company owned by the Seller.

          2.3 Organization. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

          2.4 Authority. The Seller has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Seller.

          2.5 Enforceability. This Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors generally or the application of general principles of equity, regardless of whether in a proceeding at law or in equity.

          2.6 No Conflict or Breach. The execution, delivery and performance of this Agreement and the consummation by the Seller of the transactions contemplated hereby will not conflict with, result in a breach of, or constitute a default under or violation of any of the terms, conditions or provisions of: (i) any note, mortgage, agreement or other instrument or obligation to which the Seller is a party or by which the Seller or the Shares may be bound or subject, (ii) any judgment, order, writ, injunction or decree of any court or governmental authority applicable to the Seller or the Shares, (iii) the Articles of Incorporation, Bylaws or other governing documents of the Seller; or (iv) any law, statute, order, rule or regulation of any governmental authority applicable to the Seller or the Shares.

          2.7 Consents. No consent or approval of, or declaration, filing or registration with, any non-governmental third party or any governmental authority is required to permit the execution, delivery and performance of this Agreement by the Seller or the consummation of the transactions contemplated hereby, other than the consents and approvals set forth in
Section 4.2.

          2.8 No Broker or Finder. The Seller has not had any discussions with, negotiated with, been represented by or employed any broker or finder or incurred any liability for any brokerage fees, commission or finder's fees to any individual or entity in connection with this Agreement or any of the transactions contemplated hereby, other than its investment adviser, William G. Byrnes.

                          ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF THE BUYER

          The Buyer hereby represents and warrants to the Seller the following:

          3.1 Enforceability. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of the Buyer, enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors generally or the application of general principles of equity, regardless of whether in a proceeding at law or in equity.

          3.2 No Conflict or Breach. The execution, delivery and performance of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not conflict with, result in a breach of, or constitute a default under or violation of any of the terms, conditions or provisions of: (i) any note, mortgage, agreement, or other instrument or obligation to which the Buyer is a party or by which the Buyer may be bound,
(ii) any judgment, order, writ, injunction or decree of any court or governmental authority applicable to the Buyer, or (iii) any law, statute, order, rule or regulation of any governmental authority applicable to the Buyer.

          3.3   No  Broker or Finder.  The Buyer has not had  any
discussions with, negotiated with, been represented by or employed any broker or finder or incurred any liability for any brokerage fees, commission or finder's fees to any individual or entity in connection with this Agreement or any of the transactions contemplated hereby, other than Hambrecht & Quist LLC.

                           ARTICLE IV

                     PRE-CLOSING COVENANTS

          4.1 Resignations. At the Closing, the Seller shall cause Samuel K. Himmelrich, Sr. and Morton B. Plant, to tender their resignations as directors of the Company.

          4.2  Consents and Approvals.

          (a) The Seller and the Buyer shall cooperate and exercise their best efforts to obtain, as quickly as reasonably possible, all necessary consents and approvals necessary to consummate the transactions contemplated hereby, including the approval of the Buyer's acquisition of the Shares pursuant to the Hawaii Control Share Acquisition statutes, Hawaii Revised Statutes Sections 415-171 and 415-172 (the "CSA"), and Section 269-17.5, Hawaii Revised Statutes (the "PUC Law"), and such other consents as may be necessary to effectuate the transactions contemplated hereby.

          (b) The Buyer shall file, as quickly as reasonably possible and in no event later than 7 days after the date hereof, the information statement required under the CSA with respect to the proposed acquisition, and shall not request an extension of the period within which the meeting of the shareholders must be held under the CSA.

          (c) If required by law, the Buyer and Seller shall file, as quickly as reasonably possible and in no event later than 7 days after the date hereof, the notification reports required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR") and exercise best efforts to obtain early termination of the waiting period. The Buyer shall be solely responsible for payment of the HSR notification report filing fee.

          (d) The Buyer shall file, or cause the Company to file, as quickly as reasonably possible and in no event later than 7 days after the date hereof, an application with the Hawaii Public Utilities Commission, for approval of the proposed acquisition pursuant to the PUC Law.

          4.3. Seller's Rights Retained. Nothing herein shall be construed or is intended to give the Buyer any voting or investment power over or beneficial ownership of the Shares prior to Closing. The Seller shall retain all rights to receive any dividends declared by the Company prior to the Closing and all voting power represented by the Shares.


                           ARTICLE V

           CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

          The obligations of the Buyer to complete the Closing under this Agreement are subject to the fulfillment of the following conditions:

          5.1   Accuracy of Representations and Warranties.   The
representations and warranties of the Seller shall be true, correct and complete as of the date of this Agreement and as of the date of the Closing.

          5.2 Performance of Obligations The Seller shall have performed all the obligations required to be performed by the Seller at or prior to the Closing.

          5.3 No Action or Proceeding. No action or proceeding shall have been brought or threatened to prevent, or to seek damages by reason of, the execution, delivery and performance of this Agreement or the consummation of any of the transactions contemplated hereby. No governmental authority shall have claimed that any transaction contemplated hereby constitutes a violation of any law, rule or regulation, or gives rise to liability on the part of the Buyer, or seeks an order or ruling which would, in the reasonable exercise of the Buyer's judgment, adversely affect the Buyer's rights as the owner of the Shares or the value of the Shares.

          5.4 Certain Approvals. The acquisition of the Shares by the Buyer shall have been approved in accordance with the requirements of the CSA and the PUC Law, and all other consents and approvals necessary to consummate the transactions contemplated hereby shall have been received by the Buyer. If applicable, the waiting period imposed under the Hart-Scott-
Rodino Antitrust Improvements Act of 1976 and the regulations promulgated thereunder shall have expired or been terminated.

          5.5 Absence of Change. Between the date hereof and the Closing:

          (a) There shall be no material change made to the Company's Articles of Incorporation or Bylaws, which would, in the reasonable exercise of the Buyer's judgment, adversely affect the Buyer's rights as the owner of the Shares or the value of the Shares, except as agreed by the Buyer;

          (b) There shall be no material change in the number of issued and outstanding shares of the Company on a fully diluted basis and no material change in the capital structure of the Company; and

          (c) There shall be no material adverse change in the financial condition, results of operations, assets, liabilities, prospects or business of the Company, and no event or condition shall occur which materially affects the financial condition, results of operations, prospects, assets, liabilities or business of the Company in an adverse manner.


                           ARTICLE VI

           CONDITIONS TO SELLER'S OBLIGATION TO CLOSE

          The obligation of the Seller to complete Closing under this Agreement is subject to fulfillment to the following conditions:

          6.1   Accuracy of Representations and Warranties.   The
representations and warranties of the Buyer shall be true, correct and complete as of the date of this Agreement and as of the date of the Closing.

          6.2 Performance of Obligations. The Buyer shall have performed all the obligations required to be performed by the Buyer at or prior to the Closing.

          6.3 No Action or Proceeding. No action or proceeding shall have been brought or threatened to prevent, or to seek damages by reason of, the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby; no governmental authority shall have claimed that any transaction contemplated hereby constitutes a violation of any law, rule or regulation, or gives rise to liability on the part of the Seller.

          6.4 Certain Approvals. The acquisition of the Shares by the Buyer shall have been approved in accordance with the requirements of the CSA and PUC Law. If applicable, the waiting period imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the regulations promulgated thereunder shall have expired or been terminated.


                          ARTICLE VII

                            CLOSING

          7.1  Place and Time.

          (a) The closing of the transactions contemplated by this Agreement (the "Closing") shall take place within ten (10) days after the date when all of the consents and approvals necessary to consummate the subject transactions have been obtained, or such later date as may be mutually agreed upon by the parties (the "Closing Date"); provided that the Closing shall occur no later than October 31, 1999. If the Closing does not occur by October 31, 1999, either party shall have the right to terminate this Agreement by delivery of written notice of termination to the other party, if the party delivering such notice is not in breach of its obligations under this Agreement as of the date of delivery of such notice.

          (b)   The  Closing  shall  occur  at  the  offices   of
Hambrecht and Quist, LLC ("H&Q"), One Bush Street, San Francisco,
California 94104, or such other place as is mutually agreed upon by the parties.

          7.2        Delivery by the Seller.  At the Closing, the
Seller shall deliver the following documents to the Buyer:

          (i) A certificate representing all of the Shares, free and clear of liens or encumbrances, duly endorsed in blank for transfer;

          (ii) Written resignations of Samuel R. Himmelrich,  Sr.
and Morton B. Plant as directors of the Company;

          (iii) Certificate of good standing for the Seller issued on a recent date by the Secretary of the State of Maryland;

          (iv) Any other documents or instruments reasonably required to be delivered by the Seller to consummate the transactions contemplated hereby.

          7.3 Delivery by the Buyer. At the Closing, the Buyer shall deliver to the Seller:

          (i)   The  Purchase Price as set forth in  Section  1.2
herein; and

          (ii)  Any  other  documents or  instruments  reasonably
required   from   the  Buyer  to  consummate   the   transactions
contemplated hereby.


                          ARTICLE VIII

                     POST-CLOSING COVENANTS

          8.1  Price Protection.

          (a) In the event that the Buyer sells any of the Shares within the first twelve (12) months after the Closing Date (the "First Year Period") or executes a binding contract to sell (including an option to sell) any of the Shares within the First Year Period and anytime thereafter sells such Shares pursuant to such contract, then the Buyer agrees to pay to the Seller, as additional consideration for the Shares, an amount equal to the two-thirds of the gain realized by the Buyer upon the sale of such Shares, if any.

          (b) In the event that the Buyer sells any of the Shares during the second twelve months following the Closing Date (the "Second Year Period") or executes a binding contract to sell (including an option to sell) any Shares during the Second Year Period and anytime thereafter sells such Shares pursuant to such contract, then the Buyer agrees to pay to the Seller, as additional consideration for the Shares, an amount equal to the one-third of the gain realized by the Buyer upon the sale of such Shares, if any.

          (c) For purposes of this section, "the gain realized by the Buyer" upon the sale of any Shares shall be the amount by which the gross proceeds received by the Buyer for such Shares exceeds the Buyer's tax basis for such Shares and all reasonable fees and expenses incurred by the Buyer in connection with the sale of such Shares, including reasonable legal or investment advisory fees and expenses or broker's commissions. Any amounts owed to the Seller under this Section 8.1 shall be paid in full within thirty (30) days after the closing of the sale of the Shares and the receipt of payment for the Shares.

          (d) The Buyer agrees that neither he nor any entity which he controls shall initiate or engage in a "Rule 13e-3 transaction" (as such term is defined in 17 C.F.R. Section 240.13e-3) with respect to the Company's common stock within the two-year period following the Closing. Nothing herein shall restrict the ability of the Company or any of its affiliates (other than the Buyer and any other entity controlled by the Buyer) to engage in a Rule 13e-3 transaction, which is not initiated by the Buyer or any other entity which is controlled by the Buyer, or the right, duties or obligations of any directors nominated to the Company's board of directors by the Buyer to exercise their independent judgment with respect thereto.

          8.2 Indemnification. Each party agrees to indemnify and hold harmless the other party from and against, and reimburse and pay to the other party the full amount of, any and all loss, damage, liability, cost, obligation or expense (including reasonable expenses and fees of counsel) incurred by the other party, resulting from or relating to: (a) a breach of any representation or warranty by the indemnifying party contained in this Agreement or in any certificate delivered in connection with this Agreement, (b) a failure by the indemnifying party to perform or comply with any covenant, agreement or obligation required by this Agreement to be performed or complied with by such party, or (c) the charge, complaint or allegation by any third party (including any governmental authority) of the existence of any liability, obligation, agreement, claim, lien, security interest, commitment, violation, or other condition or state of facts which if it existed would constitute a breach of any representation or warranty of the indemnifying party contained in this Agreement or in any certificate delivered by such party in connection with this Agreement.

                           ARTICLE XI

                         MISCELLANEOUS

          9.1 Termination. This Agreement may be terminated (i) by the mutual consent of the Buyer and the Seller; (ii) by the Buyer in the event of any of the conditions set forth in Article V hereof are not fulfilled or waived by Buyer on or before October 31, 1999; or (iii) by the Seller in the event any of the conditions set forth in Article VI hereof are not fulfilled or waived by the Seller on or before October 31, 1999. Upon termination in accordance with the above, this Agreement shall be null and void and neither party shall have any liability with respect thereto.

          9.2   Survival.   The  representations  and  warranties
contained in this Agreement shall survive the Closing.

          9.3 Expenses. Except as otherwise specifically provided herein, each of the parties hereto shall pay all of its respective expenses relating hereto, including fees and disbursements of its respective counsel, accountants, investment bankers and financial advisors, whether or not the transactions hereunder are consummated.

          9.4 Confidentiality. Except as otherwise required by applicable law or agreed by the parties, no party hereto shall, and each party hereto shall use all reasonable endeavors to ensure that no person under its direct or indirect control shall, disclose to any other person (other than the Company, its counsel, senior management, and board of directors, the members of the J. Walter Cameron family, the Seller's directors and voting members, and each party's respective counsel, accountants, and advisors) information relating to this Agreement or its subject matter and shall treat as confidential all information and documents relating thereto, until such information is disclosed in the Seller's filings with the Securities and Exchange Commission and/or disclosed in the Buyer's information statement and delivered to the Company and the American Stock Exchange pursuant to the CSA. Any press releases or other public disclosures which are made in connection with the transactions contemplated by this Agreement shall, to the extent reasonably practicable, be mutually agreed upon by the Buyer and the Seller.

          9.5 Assignment. This Agreement and the rights, obligations and duties of the parties hereto shall not be assignable or otherwise transferable without the prior written consent of the other party. The Buyer may designate an entity owned and controlled by the Buyer as his nominee to take title to the Shares without the consent of the Seller, but the Buyer shall remain liable for performance of his obligations under this Agreement.

          9.6 Fees of Legal Counsel. In the event any party to this Agreement shall employ legal counsel to protect its rights hereunder or to enforce any term or provision hereof, the party prevailing in any such action shall have the right to recover from the other party all of its reasonable attorneys' fees and expenses incurred in relation to such claims.

          9.7 Further Assurances. The parties agree that from time to time hereafter, upon request, each of them will execute, acknowledge and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of this Agreement.

          9.8 Modification. No provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

          9.9   Binding Effect and Benefit.  This Agreement shall
inure  to the benefit of, and shall be binding upon, the  parties
hereto,   their   heirs,   executors,  administrators,   personal
representatives, successors and permitted assigns.

          9.10  Headings  and  Captions.   Subject  headings  and
captions are included for convenience purposes only and shall not affect the interpretation of this Agreement.

          9.11 Notice. All notices, requests, demands and other communications permitted or required hereunder shall be in writing, and either (i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested, or (iv) sent by facsimile transmission as follows:

         If to the Seller:

              Harry Weinberg Family Foundation, Inc.
              c/o The Associated: Jewish Community Federation
              Attention:  Morton B. Plant
              101 West Mount Royal Avenue
              Baltimore, MD 21201-5781
              Facsimile: 410-752-1177

         With copies to:

              Shale D. Stiller, Esq.
              Piper & Marbury
              Charles Center South
              36 South Charles Street
              Baltimore, MD 21201-3018
              Facsimile: 410-576-1688

              William G. Byrnes
              Georgetown University
              School of Business
              Washington, DC 20057
              Facsimile: 202-944-3761

         If to the Buyer:

              Stephen M. Case
              c/o The Steve Case Foundation
              1650 Tysons Boulevard, Suite 610
              McLean, VA 22102
              Facsimile: 703-748-6052

         With a copy to:

              Daniel H. Case
              Case Bigelow & Lombardi
              737 Bishop Street, Suite 2600
              Honolulu, Hawaii 96813
              Facsimile: 808-523-1888

     Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received, but not later than three (3) business days after the same was posted or given to such express delivery service and if made properly by facsimile transmission such notice or communication shall be deemed to have been made at the time of dispatch.

          9.12 Severability.  If any portion of this Agreement is
held  invalid, illegal or unenforceable, such determination shall
not   impair  the  enforceability  of  the  remaining  terms  and provisions herein.

          9.13 Time for Performance. Time is of the essence in this Agreement.

          9.14 Waiver. No waiver of a breach or violation of any provision of this Agreement shall operate or be construed as a waiver of any subsequent breach or limit or restrict any right or remedy otherwise available.

          9.15 Rights and Remedies Cumulative. The rights and remedies expressed herein are cumulative and not exclusive of any rights and remedies otherwise available.

          9.16 Gender and Pronouns. Throughout this Agreement, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

          9.17 Entire Agreement. This document constitutes the entire agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein.

          9.18 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Hawaii.

          9.19 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.20 Facsimile Signatures. This Agreement shall be binding and effective upon facsimile transmission of signed counterparts of this Agreement by each party to the other. Each party shall thereafter promptly deliver physically signed original counterparts to the other party, but the Agreement containing counterparts with facsimile signatures shall remain binding and effective even if the physically signed original counterparts are not so delivered.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year aforesaid.


                        SELLER:

                        HARRY WEINBERG FAMILY FOUNDATION, INC.
                        a Maryland corporation


                        By: /s/ Nathan Weinberg
                               Its Vice President


                        BUYER:


                        /s/ Stephen M. Case
                        STEPHEN M. CASE




      EXHIBIT B TO INFORMATION STATEMENT OF STEPHEN M. CASE

                    STOCK PURCHASE AGREEMENT


          This Agreement is executed and effective this 25th day of June, 1999, by and between Stephen M. Case (the "Buyer"), and The Harry and Jeanette Weinberg Foundation, Inc., a Maryland corporation (the "Foundation") and 300 Corporation, a Maryland corporation ("300 Corp.") (collectively, the "Sellers").

                           RECITALS:

          A. The Sellers own 292,256 shares (the "Shares") of common stock of Maui Land & Pineapple Company, Inc., a Hawaii corporation (the "Company"), which represents approximately 4.07% of the outstanding shares of the Company's common stock; and

          B. The Sellers desire to sell, and the Buyer desires to purchase, all of the Shares upon and subject to the terms set forth below.

          NOW,   THEREFORE,  in  consideration  of   the   mutual
covenants contained herein, the Sellers and the Buyer agree as follows:


                           ARTICLE I

                  PURCHASE AND SALE OF SHARES

          1.1 Purchase of the Shares from the Sellers. On the terms and subject to the conditions set forth herein, the Sellers shall sell to the Buyer, and the Buyer shall purchase from the Sellers, all of the Shares.

          1.2 Purchase Price. In consideration for the Shares, the Buyer shall pay the Sellers the sum of Three Million Eight Hundred Seventy Two Thousand Three Hundred Ninety Two and No/100 Dollars ($3,872,392.00)(the "Purchase Price"), which represents a price of $13.25 per share, in cash or immediately available funds at Closing (as defined herein).


                           ARTICLE II

         REPRESENTATIONS AND WARRANTIES OF THE SELLERS

          The Sellers hereby represent and warrant to the Buyer as follows:

          2.1 Authorized Capital Stock. Based solely on the Company proxy statement dated April 2, 1999, the number of issued and outstanding shares of common stock of the Company as of March 8, 1999, is 7,188,500, and the Shares represent approximately 4.07% of the Company's issued and outstanding shares of common stock. To the Sellers' knowledge, the information set forth in the Company's proxy statement dated April 2, 1999 regarding the number of outstanding shares on a fully diluted basis is correct. The Shares have been duly authorized and validly issued and are fully paid and nonassessable.

          2.2 Ownership of Shares. The Sellers own the Shares free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, pledges, liens, security interests, charges, encumbrances, options and adverse claims or rights whatsoever. The Shares constitute all of the shares of common stock of the Company owned by the Sellers.

          2.3    Organization.   Each  of  the   Sellers   is   a
corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

          2.4 Authority. Each of the Sellers has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Sellers and the consummation by the Sellers of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Sellers.

          2.5 Enforceability. This Agreement has been duly executed and delivered by the Sellers and constitutes a legal, valid and binding obligation of the Sellers, enforceable against them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors generally or the application of general principles of equity, regardless of whether in a proceeding at law or in equity.

          2.6 No Conflict or Breach. The execution, delivery and performance of this Agreement and the consummation by the Sellers of the transactions contemplated hereby will not conflict with, result in a breach of, or constitute a default under or violation of any of the terms, conditions or provisions of: (i) any note, mortgage, agreement or other instrument or obligation to which the Foundation or 300 Corp. is a party or by which the Foundation or 300 Corp. or the Shares may be bound or subject,
(ii) any judgment, order, writ, injunction or decree of any court or governmental authority applicable to the Foundation or 300 Corp. or the Shares, (iii) the Articles of Incorporation, Bylaws or other governing documents of the Foundation or 300 Corp.; or
(iv) any law, statute, order, rule or regulation of any governmental authority applicable to the Foundation or 300 Corp. or the Shares.

          2.7 Consents. No consent or approval of, or declaration, filing or registration with, any non-governmental third party or any governmental authority is required to permit the execution, delivery and performance of this Agreement by the Sellers or the consummation of the transactions contemplated hereby, other than the consents and approvals set forth in
Section 4.2.

          2.8 No Broker or Finder. The Sellers have not had any discussions with, negotiated with, been represented by or employed any broker or finder or incurred any liability for any brokerage fees, commission or finder's fees to any individual or entity in connection with this Agreement or any of the transactions contemplated hereby.


                          ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF THE BUYER

          The Buyer hereby represents and warrants to the Sellers the following:

          3.1 Enforceability. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of the Buyer, enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors generally or the application of general principles of equity, regardless of whether in a proceeding at law or in equity.

          3.2 No Conflict or Breach. The execution, delivery and performance of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not conflict with, result in a breach of, or constitute a default under or violation of any of the terms, conditions or provisions of: (i) any note, mortgage, agreement, or other instrument or obligation to which the Buyer is a party or by which the Buyer may be bound,
(ii) any judgment, order, writ, injunction or decree of any court or governmental authority applicable to the Buyer, or (iii) any law, statute, order, rule or regulation of any governmental authority applicable to the Buyer.

          3.3   No  Broker or Finder.  The Buyer has not had  any
discussions with, negotiated with, been represented by or employed any broker or finder or incurred any liability for any brokerage fees, commission or finder's fees to any individual or entity in connection with this Agreement or any of the transactions contemplated hereby, other than Hambrecht & Quist LLC.


                           ARTICLE IV

                     PRE-CLOSING COVENANTS

          4.1  Consents and Approvals.

          (a) The Sellers and the Buyer shall cooperate and exercise their best efforts to obtain, as quickly as reasonably possible, all necessary consents and approvals necessary to consummate the transactions contemplated hereby, including the approval of the Buyer's acquisition of the Shares pursuant to the Hawaii Control Share Acquisition statutes, Hawaii Revised Statutes Sections 415-171 and 415-172 (the "CSA"), and Section 269-17.5, Hawaii Revised Statutes (the "PUC Law"), and such other consents as may be necessary to effectuate the transactions contemplated hereby.

          (b) The Buyer shall file, as quickly as reasonably possible and in no event later than 7 days after the date hereof, the information statement required under the CSA with respect to the proposed acquisition, and shall not request an extension of the period within which the meeting of the shareholders must be held under the CSA.

          (c) If required by law, the Buyer and Seller shall file, as quickly as reasonably possible and in no event later than 7 days after the date hereof, the notification reports required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR") and exercise best efforts to obtain early termination of the waiting period. The Buyer shall be solely responsible for payment of the HSR notification report filing fee, if applicable.

          (d) The Buyer shall file, or cause the Company to file, as quickly as reasonably possible and in no event later than 7 days after the date hereof, an application with the Hawaii Public Utilities Commission, for approval of the proposed acquisition pursuant to the PUC Law.

          4.2 Sellers' Rights Retained. Nothing herein shall be construed or is intended to give the Buyer any voting or investment power over or beneficial ownership of the Shares prior to Closing. The Sellers shall retain all rights to receive any dividends declared by the Company prior to the Closing and all voting power represented by the Shares.


                           ARTICLE V

           CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

          The obligations of the Buyer to complete the Closing under this Agreement are subject to the fulfillment of the following conditions:

          5.1   Accuracy of Representations and Warranties.   The
representations and warranties of the Sellers shall be true, correct and complete as of the date of this Agreement and as of the date of the Closing.

          5.2 Performance of Obligations The Sellers shall have performed all the obligations required to be performed by the Sellers at or prior to the Closing.

          5.3 No Action or Proceeding. No action or proceeding shall have been brought or threatened to prevent, or to seek damages by reason of, the execution, delivery and performance of this Agreement or the consummation of any of the transactions contemplated hereby. No governmental authority shall have claimed that any transaction contemplated hereby constitutes a violation of any law, rule or regulation, or gives rise to liability on the part of the Buyer.

          5.4 Certain Approvals. The acquisition of the Shares by the Buyer shall have been approved in accordance with the requirements of the CSA and the PUC Law, and all other consents and approvals necessary to consummate the transactions contemplated hereby shall have been received by the Buyer. If applicable, the waiting period imposed under the Hart-Scott-
Rodino Antitrust Improvements Act of 1976 and the regulations promulgated thereunder shall have expired or been terminated.

          5.5 Absence of Change. Between the date hereof and the Closing:

          (a) There shall be no material change made to the Company's Articles of Incorporation or Bylaws, which would, in the reasonable exercise of the Buyer's judgment, adversely affect the Buyer's rights as the owner of the Shares or the value of the Shares, except as agreed by the Buyer;

          (b) There shall be no material change in the number of issued and outstanding shares of the Company on a fully diluted basis and no material change in the capital structure of the Company; and

          (c) There shall be no material adverse change in the financial condition, results of operations, assets, liabilities, prospects or business of the Company, and no event or condition shall occur which materially affects the financial condition, results of operations, prospects, assets, liabilities or business of the Company in an adverse manner.

          5.6   Harry  Weinberg  Family Foundation  Shares.   The
Buyer shall have purchased all of the shares of the Company's common stock held by the Harry Weinberg Family Foundation, Inc., a Maryland corporation.


                           ARTICLE VI

           CONDITIONS TO SELLERS' OBLIGATION TO CLOSE

          The obligation of the Sellers to complete the Closing under this Agreement is subject to fulfillment to the following conditions:

          6.1   Accuracy of Representations and Warranties.   The
representations and warranties of the Buyer shall be true, correct and complete as of the date of this Agreement and as of the date of the Closing.

          6.2 Performance of Obligations. The Buyer shall have performed all the obligations required to be performed by the Buyer at or prior to the Closing.

          6.3 No Action or Proceeding. No action or proceeding shall have been brought or threatened to prevent, or to seek damages by reason of, the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby; no governmental authority shall have claimed that any transaction contemplated hereby constitutes a violation of any law, rule or regulation, or gives rise to liability on the part of the Sellers.

          6.4 Certain Approvals. The acquisition of the Shares by the Buyer shall have been approved in accordance with the requirements of the CSA and PUC Law. If applicable, the waiting period imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the regulations promulgated thereunder shall have expired or been terminated.


                          ARTICLE VII

                            CLOSING

          7.1  Place and Time.

          (a) The closing of the transactions contemplated by this Agreement (the "Closing") shall take place within ten (10) days after the date when all of the consents and approvals necessary to consummate the subject transactions have been obtained, or such later date as may be mutually agreed upon by the parties (the "Closing Date"); provided that the Closing shall occur no later than October 31, 1999. If the Closing does not occur by October 31, 1999, either party shall have the right to terminate this Agreement by delivery of written notice of termination to the other party, if the party delivering such notice is not in breach of its obligations under this Agreement as of the date of delivery of such notice.

          (b)   The  Closing  shall  occur  at  the  offices   of
Hambrecht and Quist, LLC ("H&Q"), One Bush Street, San Francisco,
California 94104, or such other place as is mutually agreed upon by the parties.

          7.2       Delivery by the Sellers.  At the Closing, the
Sellers shall deliver the following documents to the Buyer:

          (i) A certificate representing all of the Shares, free and clear of liens or encumbrances, duly endorsed in blank for transfer;

          (ii) Certificates of good standing for the Sellers issued on a recent date by the Secretary of the State of Maryland;

          (iv) Any other documents or instruments reasonably required to be delivered by the Sellers to consummate the transactions contemplated hereby.

          7.3 Delivery by the Buyer. At the Closing, the Buyer shall deliver to the Sellers:

          (i)   The  Purchase Price as set forth in  Section  1.2
herein; and

          (ii)  Any  other  documents or  instruments  reasonably
required   from   the  Buyer  to  consummate   the   transactions
contemplated hereby.


                          ARTICLE VIII

                     POST-CLOSING COVENANTS

          8.1  Price Protection.

          (a) In the event that the Buyer sells any of the Shares within the first twelve (12) months after the Closing Date (the "First Year Period") or executes a binding contract to sell any of the Shares within the First Year Period and anytime thereafter sells such Shares pursuant to such contract, then the Buyer agrees to pay to the Sellers, as additional consideration for the Shares, an amount equal to the two-thirds of the gain realized by the Buyer upon the sale of such Shares, if any.

          (b) In the event that the Buyer sells any of the Shares during the second twelve months following the Closing Date (the "Second Year Period") or executes a binding contract to sell any Shares during the Second Year Period and anytime thereafter sells such Shares pursuant to such contract, then the Buyer agrees to pay to the Sellers, as additional consideration for the Shares, an amount equal to the one-third of the gain realized by the Buyer upon the sale of such Shares, if any.

          (c) For purposes of this section, the "gain realized by the Buyer" upon the sale of any Shares shall be the amount by which the gross proceeds received by the Buyer for such Shares exceeds the Buyer's tax basis for such Shares and all reasonable fees and expenses incurred in connection with the sale of such Shares by the Buyer, including reasonable legal or investment advisory fees and expenses or broker's commissions. Any amounts owed to the Sellers under this Section 8.1 shall be paid in full within thirty (30) days after the closing of the sale of the Shares and the receipt of payment for the Shares.

          (d) The Buyer agrees that neither he nor any entity which he controls shall initiate or engage in a "Rule 13e-3 transaction" (as such term is defined in 17 C.F.R. Section 240.13e-3) with respect to the Company's common stock within the two-year period following the Closing. Nothing herein shall restrict the ability of the Company or any of its affiliates (other than the Buyer and any other entity controlled by the Buyer) to engage in a Rule 13e-3 transaction, which is not initiated by the Buyer or any other entity which is controlled by the Buyer, or the right, duties or obligations of any directors nominated to the Company's board of directors by the Buyer to exercise their independent judgment with respect thereto.

          8.2 Indemnification. Each party agrees to indemnify and hold harmless the other party from and against, and reimburse and pay to the other party the full amount of, any and all loss, damage, liability, cost, obligation or expense (including reasonable expenses and fees of counsel) incurred by the other party, resulting from or relating to: (a) a breach of any representation or warranty by the indemnifying party contained in this Agreement or in any certificate delivered in connection with this Agreement, (b) a failure by the indemnifying party to perform or comply with any covenant, agreement or obligation required by this Agreement to be performed or complied with by such party, or (c) the charge, complaint or allegation by any third party (including any governmental authority) of the existence of any liability, obligation, agreement, claim, lien, security interest, commitment, violation, or other condition or state of facts which if it existed would constitute a breach of any representation or warranty of the indemnifying party contained in this Agreement or in any certificate delivered by such party in connection with this Agreement.

                           ARTICLE XI

                         MISCELLANEOUS

          9.1 Termination. This Agreement may be terminated (i) by the mutual consent of the Buyer and the Sellers; (ii) by the Buyer in the event of any of the conditions set forth in Article V hereof are not fulfilled or waived by Buyer on or before October 31, 1999; or (iii) by the Sellers in the event any of the conditions set forth in Article VI hereof are not fulfilled or waived by the Sellers on or before October 31, 1999. Upon termination in accordance with the above, this Agreement shall be null and void and neither party shall have any liability with respect thereto.

          9.2   Survival.   The  representations  and  warranties
contained in this Agreement shall survive the Closing.

          9.3 Expenses. Except as otherwise specifically provided herein, each of the parties hereto shall pay all of its respective expenses relating hereto, including fees and disbursements of its respective counsel, accountants, investment bankers and financial advisors, whether or not the transactions hereunder are consummated.

          9.4 Confidentiality. Except as otherwise required by applicable law or agreed by the parties, no party hereto shall, and each party hereto shall use all reasonable endeavors to ensure that no person under its direct or indirect control shall, disclose to any other person (other than the Company, its counsel, senior management, and board of directors, the members of the J. Walter Cameron family, the Sellers' directors and voting members, and each party's respective counsel, accountants, and advisors) information relating to this Agreement or its subject matter and shall treat as confidential all information and documents relating thereto, until such information is disclosed in the Buyer's information statement and delivered to the Company and the American Stock Exchange pursuant to the CSA or in any filings made by the Sellers with the Securities and Exchange Commission. Any press releases or other public disclosures which are made in connection with the transactions contemplated by this Agreement shall, to the extent reasonably practicable, be mutually agreed upon by the Buyer and the Sellers.

          9.5 Assignment. This Agreement and the rights, obligations and duties of the parties hereto shall not be assignable or otherwise transferable without the prior written consent of the other party. The Buyer may designate an entity owned and controlled by the Buyer as his nominee to take title to the Shares without the consent of the Sellers, but the Buyer shall remain liable for performance of his obligations under this Agreement.

          9.6 Fees of Legal Counsel. In the event any party to this Agreement shall employ legal counsel to protect its rights hereunder or to enforce any term or provision hereof, the party prevailing in any such action shall have the right to recover from the other party all of its reasonable attorneys' fees and expenses incurred in relation to such claims.

          9.7 Further Assurances. The parties agree that from time to time hereafter, upon request, each of them will execute, acknowledge and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of this Agreement.

          9.8 Modification. No provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

          9.9   Binding Effect and Benefit.  This Agreement shall
inure  to the benefit of, and shall be binding upon, the  parties
hereto,   their   heirs,   executors,  administrators,   personal
representatives, successors and permitted assigns.

          9.10  Headings  and  Captions.   Subject  headings  and
captions are included for convenience purposes only and shall not affect the interpretation of this Agreement.

          9.11 Notice. All notices, requests, demands and other communications permitted or required hereunder shall be in writing, and either (i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested, or (iv) sent by facsimile transmission as follows:

         If to the Sellers:

              The Harry and Jeanette Weinberg Foundation, Inc.
              Attention:  Bernard Siegel, President
              7 Park  Center Court
              Ownings Mills, MD 21117
              Facsimile: 410-654-4900

         With a copy to:

              Shale D. Stiller, Esq.
              Piper & Marbury
              Charles Center South
              36 South Charles Street
              Baltimore, MD 21201-3018
              Facsimile: 410-576-1688

         If to the Buyer:

              Stephen M. Case
              c/o The Steve Case Foundation
              1650 Tysons Boulevard, Suite 610
              McLean, VA 22102
              Facsimile: 703-748-6052

         With a copy to:

              Daniel H. Case
              Case Bigelow & Lombardi
              737 Bishop Street, Suite 2600
              Honolulu, Hawaii 96813
              Facsimile: 808-523-1888

     Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received, but not later than three (3) business days after the same was posted or given to such express delivery service and if made properly by facsimile transmission such notice or communication shall be deemed to have been made at the time of dispatch.

          9.12 Severability.  If any portion of this Agreement is
held  invalid, illegal or unenforceable, such determination shall
not   impair  the  enforceability  of  the  remaining  terms  and provisions herein.

          9.13 Time for Performance. Time is of the essence in this Agreement.

          9.14 Waiver. No waiver of a breach or violation of any provision of this Agreement shall operate or be construed as a waiver of any subsequent breach or limit or restrict any right or remedy otherwise available.

          9.15 Rights and Remedies Cumulative. The rights and remedies expressed herein are cumulative and not exclusive of any rights and remedies otherwise available.

          9.16 Gender and Pronouns. Throughout this Agreement, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

          9.17 Entire Agreement. This document constitutes the entire agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein.

          9.18 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Hawaii.

          9.19 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.20 Facsimile Signatures. This Agreement shall be binding and effective upon facsimile transmission of signed counterparts of this Agreement by each party to the other. Each party shall thereafter promptly deliver physically signed original counterparts to the other party, but the Agreement containing counterparts with facsimile signatures shall remain binding and effective even if the physically signed original counterparts are not so delivered.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year aforesaid.

                              SELLERS:

                              THE  HARRY  AND  JEANETTE  WEINBERG
                              FOUNDATION, INC.,
                              a Maryland corporation


                              By: /s/ Alvin Awaya
                                    Its Vice President


                              300 CORPORATION,
                              a Maryland corporation


                              By: /s/ Alvin Awaya
                                Its Vice President


                              BUYER:


                               /s/ Stephen M. Case
                               STEPHEN M. CASE



      EXHIBIT C TO INFORMATION STATEMENT OF STEPHEN M. CASE


                RIGHT OF FIRST REFUSAL AGREEMENT


     THIS AGREEMENT is made this 25th day of June, 1999, between Richard H. Cameron, Claire C. Sanford, Jared B. H. Sanford,
Douglas B. Cameron, and Mary C. Sanford, as Trustee of the Allan
G. Sanford Trust (collectively, the "Cameron Family
Stockholders"), and Stephen M. Case.

                        R E C I T A L S:

     A. The Cameron Family Stockholders own certain shares of common stock of Maui Land & Pineapple Company, Inc., a Hawaii corporation (the "Corporation"), as set forth in Exhibit A attached hereto.

     B. Stephen M. Case ("SMC") intends to make an offer to purchase all or a substantial portion of the shares of common stock of the Corporation owned by the Harry Weinberg Family Foundation, Inc. ("HWFF"), which represents approximately 37% of the common stock of the Corporation.

     C. SMC has requested that the Cameron Family Stockholders enter into this Agreement, providing for a mutual right of first refusal as to the shares of the Corporation's common stock now owned or hereafter acquired by the Cameron Family Stockholders and an equal number of the shares of the Corporation's common stock hereafter acquired by SMC (the "Shares").

     D. The Cameron Family Stockholders and SMC are willing to grant each other a right of first refusal as to an equal number of their respective shareholdings on the terms set forth below.

     NOW, THEREFORE, the Cameron Family Stockholders and SMC
(collectively, the "Stockholders") agree as follows:

                           ARTICLE I
                     RESTRICTIONS ON STOCK

     1.1 Transfer Restrictions. No Stockholder shall sell, assign, encumber, pledge, transfer or otherwise dispose of any of the Shares now owned or hereafter acquired by the Stockholder without first complying with the provisions of this Agreement. Any transfer or purported transfer in contravention of this Agreement shall be null and void. The purported transferee shall have no rights or standing as a stockholder of the Corporation and shall not be entitled to receive a new stock certificate or any dividends or other distributions on or with respect to the Shares.

     1.2 Legend. Within ten (10) days after the receipt of notice from SMC that he has purchased all or a substantial portion of the shares of common stock held by HWFF (the "Closing"), the Stockholders shall surrender their certificates to the Secretary of the Corporation, who shall inscribe the following legend thereon (in addition to the legend required under applicable state and federal securities laws) and on all certificates issued hereafter:

          The shares of stock represented by this
          certificate are transferable only upon compliance with the provisions of that certain Right of First Refusal Agreement dated June 25, 1999, among certain stockholders, a copy of which may be inspected at the principal office of the Corporation, and all provisions of that agreement are incorporated by reference in this certificate.

     A copy of this Agreement shall be delivered to the Secretary of the Corporation and shall be made available to any person making inquiry about this Agreement. For purposes of this Agreement, the term "substantial portion of the shares held by HWFF" shall mean not less than 25% of the outstanding shares of common stock of the Corporation.

     1.3 Selling Window. No Stockholder shall sell any Shares through the open market ("Open Market Sale) except during a Selling Window in a Brokers Transaction and only after first complying with the terms of this Agreement. For purposes of this Agreement, the term "Selling Window" shall mean a period of twenty one (21) days commencing on the next business day in which the major stock exchanges are open for trading after the Corporation publicly announces its quarterly or annual earnings. The term "Brokers Transaction" shall mean "brokers transactions" within the meaning of section 4(4) of the Securities Act of 1933, and Rule 144(g) promulgated by the Securities and Exchange Commission, as amended, and transactions directly with a "market maker" as that term is defined in section 3(a)(38) of the Securities Act of 1934, as amended.

                           ARTICLE II
                     RIGHT OF FIRST REFUSAL

     2.1  Right of First Refusal as to Cameron Family Stockholder
Shares.

          (a) Except as expressly permitted herein, each Cameron Family Stockholder agrees not to sell, transfer or otherwise dispose of any Shares, including an involuntary transfer or transfer by operation of law or court decree, without first offering such Shares to Stephen M. Case ("SMC") under the terms and procedures set forth below.

          (b) Any Cameron Family Stockholder desiring to sell or dispose of any Shares (the "Offering Stockholder") shall give written notice to SMC (the "Offer Notice") of his, her or their intention to sell or otherwise dispose of such Shares (the "Offered Shares"). The Offer Notice shall state the name of the Offering Stockholder, the number of Offered Shares and the proposed manner of sale.

          If the Offering Stockholder intends to sell the Offered Shares through an Open Market Sale in an upcoming Selling Window (the "Next Selling Window"), the Offer Notice shall set forth the weighted average sale price of all shares of the Corporation's common stock sold during the one hundred and eighty (180) days immediately preceding the date of the Offer Notice (the "Offer Price"), and shall be delivered to SMC not less than thirty (30) days and not more than sixty (60) days prior to the Next Selling Window. For purposes of this Agreement, the "weighted average sale price" shall be based upon the average of the high and the low sale price on each day multiplied by the volume of shares traded on such day.

          If the Offering Stockholder intends to sell or otherwise dispose of the Offered Shares in a transaction other than an Open Market Sale (a "Private Sale"), the Offer Notice shall state the bona fide price or other consideration per share, the terms upon which the disposition shall be made, and the name of the person to whom such disposition is to be made. The Offer Notice shall be accompanied by copies of any documents relating to the proposed Private Sale.

          (c) The Offer Notice, when delivered to SMC, shall constitute an offer by the Offering Stockholder to sell all (but not less than all) of the Offered Shares to SMC (i) in the case of a proposed Open Market Sale, at the Offer Price, with the purchase price to be paid in cash within fifteen (15) days of the date of acceptance of the offer, or (ii) in the case of a proposed Private Sale, at the price and upon terms stated in the Offer Notice, provided that the closing of the sale shall occur no earlier than sixty (60) days after the date of acceptance of the offer unless otherwise agreed by the parties.

          (d) SMC shall have thirty (30) days from the date of delivery of the Offer Notice (the "Offer Period") to accept or reject the offer to purchase all (and not less than all) of the Offered Shares by delivering written notice of such acceptance or rejection to the Offering Stockholder within the Offer Period.

          (e) If SMC rejects or fails to deliver to the Offering Stockholder written notice of acceptance of the offer to purchase all (and not less than all) of the Offered Shares within the Offer Period, the Offering Stockholder shall be authorized to:

               (i) in the case of an Open Market Sale, sell the Offered Shares through the open market in one or more brokers or market maker transactions during the Next Selling
     Window, or

               (ii) in the case of a Private Sale, transfer such Shares to the transferee named in the Offer Notice at the price and upon terms no more favorable to the transferee than those described in the Offer Notice, within one hundred twenty (120) days from the date of delivery of the Offer Notice.

Upon completion of such sale or transfer, the transferee shall own the Offered Shares free and clear of this Agreement and shall not be entitled to any of the rights provided under, and shall not be bound by any of the obligations imposed by, this Agreement.

          If such sale or transfer is not completed within the Next Selling Window or said 120-day period, as the case may be, a new Offer Notice must be given in accordance with Section 2.1(b) before the Offering Stockholder may sell or otherwise dispose of the Offered Shares.

          (f) If SMC accepts the offer to purchase all (and not less than all) of the Offered Shares within the Offer Period, and the purchase of the Offered Shares would trigger the shareholder approval requirement of the Hawaii Control Share Acquisition Act, Hawaii Revised Statutes Sections 415-171 and 415-172 (the "CSA"), the closing of the purchase of the Offered Shares shall be subject to and conditioned upon compliance with the CSA and obtaining the requisite shareholder approval, if required by law.

          (g) Notwithstanding anything herein to the contrary, SMC's right of first refusal shall only apply to that number of Shares held by the Cameron Family Stockholders which is equal to the number of Shares held by SMC as of the date of the Offer Notice. For example, if SMC holds 1,000,000 Shares as of the date of the Offer Notice, only the first 1,000,000 Shares to be sold by the Cameron Family Stockholders shall be subject to SMC's right of first refusal, and the Cameron Family Stockholders shall be authorized to transfer any Shares in excess of that amount without complying with the terms of this Agreement.

     2.2  Right of First Refusal as to SMC Shares.

          (a) Except as expressly permitted herein, SMC agrees not to sell, transfer or otherwise dispose of any Shares, including an involuntary transfer or transfer by operation of law or court decree, without first offering such Shares to the Cameron Family Stockholders under the terms and procedures set forth below.

          (b) If SMC desires to sell or dispose of any Shares, SMC shall give written notice to the Cameron Family Stockholders (the "SMC Offer Notice") of his intention to sell or otherwise dispose of such Shares (the "SMC Offered Shares"). The SMC Offer Notice shall state the number of SMC Offered Shares and the proposed manner of sale.

          If SMC intends to sell the SMC Offered Shares through an Open Market Sale during the Next Selling Window, the SMC Offer Notice shall set forth the weighted average sale price of all shares of the Corporation's common stock sold during the one hundred and eighty (180) days immediately preceding the date of the SMC Offer Notice (the "SMC Offer Price") and shall be delivered to the Cameron Family Stockholders not less than thirty
(30) days and not more than sixty (60) days prior to the Next
Selling Window.

          If SMC intends to sell or otherwise dispose of the Offered Shares through a Private Sale, the SMC Offer Notice shall state the bona fide price or other consideration per share, the terms upon which the disposition shall be made, and the name of the person to whom such disposition is to be made. The SMC Offer Notice shall be accompanied by copies of any documents relating to the proposed Private Sale.

          (c) The SMC Offer Notice, when delivered to the Cameron Family Stockholders, shall constitute an offer by SMC to sell all (but not less than all) of the SMC Offered Shares to the Cameron Family Stockholders (i) in the case of a proposed Open Market Sale, at the SMC Offer Price, with the purchase price to be paid in cash within fifteen (15) days of the date of acceptance of the offer, (ii) in the case of a proposed Private Sale, at the price and upon terms stated in the SMC Offer Notice, provided that the closing of the sale shall occur no earlier than sixty (60) days after the date of acceptance of the offer unless otherwise agreed by the parties.

          (d)  The Cameron Family Stockholders shall have thirty
(30) days from the date of delivery of the SMC Offer Notice (the" SMC Offer Period") to accept or reject the offer to purchase all (and not less than all) of the SMC Offered Shares by delivering written notice of such acceptance or rejection to SMC within the SMC Offer Period.

          As between the Cameron Family Stockholders, each Cameron Family Stockholder shall be entitled to purchase a pro rata portion of the SMC Offered Shares based on the ratio of the number of Shares he or she then owns to the total number of Shares then owned by all of the Cameron Family Stockholders. If any of the Cameron Family Stockholders does not elect to purchase his or her pro rata portion of the SMC Offered Shares within fifteen (15) days of the date of delivery of the SMC Offer Notice, such portion shall then be available for purchase by the other Cameron Family Stockholders so electing on a pro rata basis.

          (e) If the Cameron Family Stockholders reject or fail to deliver to SMC written notice of acceptance of the offer to purchase all (and not less than all) of the SMC Offered Shares within the SMC Offer Period, SMC shall be authorized to:

               (i) in the case of an Open Market Sale, sell the SMC Offered Shares through the open market in one or more brokers or market maker transactions during the next Selling
     Window, or

               (ii) in the case of a Private Sale, transfer the SMC Offered Shares to the transferee named in the SMC Offer Notice at the price and upon terms no more favorable to the transferee than those described in the SMC Offer Notice, within one hundred twenty (120) days from the date of delivery of the SMC Offer Notice.

Upon completion of such sale or transfer, the transferee shall own the Offered Shares free and clear of this Agreement and shall not be entitled to any of the rights provided under, and shall not be bound by any of the obligations imposed by, this Agreement.

          If such sale or transfer is not completed within the Next Selling Window or said 120-day period, as provided above, a new SMC Offer Notice must be given in accordance with Section 2.1(b) before SMC may sell or otherwise dispose of the SMC Offered Shares.

          (f) If the Cameron Family Stockholders accept the offer to purchase all (and not less than all) of the SMC Offered Shares within the SMC Offer Period, and the purchase of the SMC Offered Shares would trigger the shareholder approval requirement of the Hawaii Control Share Acquisition Act, Hawaii Revised Statutes Sections 415-171 and 415-172 (the "CSA"), the closing of the purchase of the SMC Offered Shares shall be subject to and conditioned upon compliance with the CSA and obtaining the requisite shareholder approval, if required by law.

          (g) Notwithstanding anything herein to the contrary, the Cameron Family Stockholders' right of first refusal shall only apply to that number of Shares held by SMC which is equal to the number of Shares held by the Cameron Family Stockholders as of the date of the SMC Offer Notice. For example, if the Cameron Family Stockholders hold 1,000,000 Shares as of the date of the SMC Offer Notice, only the first 1,000,000 Shares to be sold by SMC shall be subject to the Cameron Family Stockholders's right of first refusal, and SMC shall be authorized to transfer any Shares in excess of that amount without complying with the terms of this Agreement.

     2.3  Enforcement.   Time shall be of the essence in
consummating the transfer of Shares pursuant to this Article II. The Cameron Family Stockholders and SMC shall each have the right to seek specific performance to enforce the provisions of this
Article II, in addition to such rights and remedies as they may have in law or equity.

     2.4 Indirect Transfers. Any indirect transfers of Shares, including without limitation, the sale or transfer of a majority of the shares of a corporation holding Shares or the sale of a majority of the interests of a partnership or limited liability company holding Shares, merger or consolidation of an entity holding shares, shall be deemed a transfer of Shares for purposes of this Article II.

     2.5  Stock Dividends, Splits and Recapitalizations.  This
Agreement shall apply to any shares issued or received by the Stockholders from the Corporation through a stock dividend, stock split, recapitalization or similar transaction.

                          ARTICLE III
                      PERMITTED TRANSFERS

     3.1  Permitted Transfers.  The following transfers
(collectively, "Permitted Transfers") shall be exempt from the restrictions described in Sections 2.1 and 2.2, provided that the transferee shall first agree in writing to be bound by the terms of this Agreement:

          (a) Any transfer of Shares by a Stockholder to that Stockholder's revocable intervivos trust ("Living Trust"); provided that (a) the Stockholder retains the right to revoke the Living Trust, is the sole trustee or co-trustee of the Living Trust (or retains the right to direct the trustee), and is a lifetime beneficiary of the Living Trust, (b) the trustee of the Living Trust agrees in writing to be bound by the terms of this Agreement, and (c) the beneficiaries of the Living Trust following the death of the Stockholder are all members of the Stockholder's immediate family and their respective spouses or lineal descendants.

          (b) Any transfer of Shares between the Stockholders, the members of their immediate family and their respective estates, personal representatives, spouses and lineal descendants.

          (c) Any transfer of Shares approved by all of the Stockholders.

          (d) Any transfer of Shares between members of the Cameron Family or between members of the Cameron Family and any corporation, partnership, trust, or limited liability company which is majority owned and controlled by members of the Cameron Family, including without limitation the Allan G. Sanford Trust, of which Mary C. Sanford is the trustee; the Cameron Family Partnership, whose general partners are Mary C. Sanford, Richard
H. Cameron, Claire C. Sanford and Frances E.C. Ort; the J. Walter Cameron Trust, of which Mary C. Sanford, Richard H. Cameron, Margaret A.C. Alvidrez, Claire C. Sanford and Pacific Century Trust are co-trustees; and Maui Publishing Company, Ltd.

          (e)  Any transfer of Shares between members of the Case
Family or between members of the Case Family and any corporation, partnership, trust, or limited liability company which is majority owned and controlled by members of the Case
Family.

          (f) Any pledge of Shares to Bank of Hawaii or First Hawaiian Bank (the "Lender") to secure a loan to one or more Cameron Family Stockholders or to SMC, and any sale of the pledged Shares by the Lender pursuant to its power of sale under the pledge agreement.

     3.2 Cameron Family. For purposes of this Agreement, the term "Cameron Family" shall include Mary C. Sanford, Richard H. Cameron, Claire C. Sanford, Jared B. H. Sanford, Douglas B. Cameron, Margaret A.C. Alvidrez, Frances E.C. Ort, the members of their immediate families, and their respective spouses and lineal descendants.

     3.3  Case Family.  For purposes of this Agreement, the term
"Case Family" shall include Stephen M. Case, the members of his immediate family, and their respective spouses and lineal descendants.

     3.4 Permitted Transferees Subject To Terms Of This Agreement. Any Shares transferred through a Permitted Transfer pursuant to this Article III shall remain subject to the terms of this Agreement, and no transfer of Shares pursuant to this
Article III shall be effective unless the transferee agrees in writing to be bound by the terms of this Agreement as to the Shares transferred through the Permitted Transfer.

                           ARTICLE IV
                          TERMINATION

     4.1 Termination of Agreement. This Agreement shall terminate on the occurrence of any of the following events:

          (a)  Cessation of the Corporation's business;

          (b) Bankruptcy, receivership, or dissolution of the Corporation; or

          (c) The voluntary agreement in writing of all Stockholders who are then bound by the terms hereof.

          (d) SMC elects to terminate his negotiations for the purchase of the shares held by HWFF by delivery of written notice of such termination to the Cameron Family Stockholders.

          (e) If SMC does not enter into a binding agreement within sixty (60) days of the date hereof to purchase all or a substantial portion of the shares of common stock of the Corporation owned by HWFF, or SMC does not purchase all or a substantial portion of the shares of common stock of the Corporation owned by HWFF within one hundred eighty (180) days of the date hereof, the Cameron Family Stockholders elect to terminate this Agreement by delivery of written notice of such termination to SMC.

          (f) The proposed acquisition by SMC of all or a substantial portion of the shares of common stock of the Corporation owned by HWFF is not approved by the Corporation's shareholders in accordance with the CSA at a meeting called for such purpose.


                           ARTICLE V
                         MISCELLANEOUS

     5.1 Amendment of Agreement. This Agreement shall not be modified or amended except by a writing signed by each Stockholder and by an officer duly authorized to act upon behalf of the Corporation.

     5.2 Notices. All notices, requests, demands and other communications permitted or required hereunder shall be in writing, and either (i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested or (iv) sent by telex, telegraph or other facsimile transmission; and such notices shall be addressed: (i) if to the Corporation, to the principal office of the Corporation; and (ii) if to a Stockholder, to the address of the Stockholder as reflected in the stock records of the Corporation. Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received, but not later than five (5) business days after the same was posted or given to such express delivery service, and if made properly by telex, telecopy or other facsimile transmission such notice or communication shall be deemed to have been made at the time of dispatch.

     5.3 Severability. If any provision of this Agreement is held invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement will remain unaffected.

     5.4 Integration. This writing is intended by the parties as a final expression of their agreement and is intended also as a complete and exclusive statement of the terms of their agreement.

     5.5 Incorporation by Reference. All exhibits and documents referred to in this Agreement shall be deemed incorporated herein by any reference thereto as if fully set forth herein.

     5.6 Headings and Captions. Subject headings and captions are included for convenience purposes only and shall not affect the interpretation of this Agreement.

     5.7 Gender and Pronouns. Throughout this Agreement, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

     5.8 Waiver. No waiver of a breach or violation of any provision of this Agreement shall operate or be construed as a waiver of any subsequent breach or limit or restrict any right or remedy otherwise available.

     5.9 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.10 Legal Fees. In the event any party to this Agreement shall employ legal counsel to protect its rights hereunder or to enforce any term or provision hereof, the party prevailing in any such action shall have the right to recover from the other party all of its reasonable attorneys' fees and expenses incurred in relation to such claims.

     5.11 Governing Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of Hawaii.

     5.12 Mediation and Arbitration. In the event a dispute arises between the parties hereto regarding the application, interpretation or enforcement of any provision of this Agreement, the dispute may, at the option of any party, be submitted for mediation between the parties involved in the dispute with a mutually acceptable third-party to act as mediator. If the dispute cannot be resolved within ten (10) business days after commencement of the mediation process or if no party desires to submit the matter to mediation, the dispute may, at the option of any party, be resolved by arbitration pursuant to the rules of arbitration of the American Arbitration Association then in effect. The request for arbitration shall be in writing and delivered to the other parties hereto, and shall set forth in detail the claims to be arbitrated, the amount involved, if any, and the remedy sought. At the request of any party, such arbitration shall be conducted in an expedited manner so that a final decision shall be made by the arbitrators as quickly as possible and in any event not more than sixty (60) days after the request for arbitration was first made. Except as otherwise agreed by the parties involved, a single arbitrator shall be designated by the American Arbitration Association. The decision of the arbitrator shall be final and binding and may be enforced in any court of competent jurisdiction. All proceedings before the arbitrator shall be held in Honolulu, Hawaii. The non-prevailing party as determined by the arbitrator shall pay the costs and expenses of the prevailing party or parties, including reasonable attorney's fees and the arbitrator's costs and fees; provided, however, if the arbitrator decides that neither party is the prevailing party, each party involved in the dispute shall bear his or her own costs and expenses and prorata share of the arbitrator's costs and fees.

     5.13 Binding on Successors and Assigns. This Agreement shall be binding on the parties to this Agreement and their respective heirs, legal representatives, successors and permitted assigns.

     5.14 No Assignment. The rights provided under this Agreement may not be assigned by any party to any person, except in connection with a Permitted Transfer, and only if the transferee shall first agree in writing to be bound by the terms of this Agreement. Any assignment or purported assignment in contravention of this Agreement shall be null and void. The purported assignee shall have no rights under this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Right of First Refusal Agreement this 25th day of June, 1999.


                              /s/       Stephen      M.      Case
                                        STEPHEN M. CASE

                              /s/      Richard     H.     Cameron
                                       RICHARD H. CAMERON

                              /s/      Claire     C.      Sanford
                                       CLAIRE C. SANFORD

                              /s/     Jared B. H. Sanford
                                      JARED B. H. SANFORD

                              /s/      Douglas     B.     Cameron
                                       DOUGLAS B. CAMERON

                              /s/      Mary C. Sanford
                                       MARY  C.  SANFORD,
                                       TRUSTEE  OF  THE
                                       ALLAN G. SANFORD TRUST



         EXHIBIT A [to Right of First Refusal Agreement]

                        STOCKHOLDERS OF
              MAUI LAND & PINEAPPLE COMPANY, INC.




Name of Stockholder                         No. of Shares


Claire C. Sanford                                 163,861

Jared B. H. Sanford                               173,240

Richard H. Cameron                                252,156

Douglas B. Cameron                                266,262

Allan G. Sanford Trust                            156,116


Total                                           1,011,635

                            EXHIBIT B

              HAWAII CONTROL SHARE ACQUISITIONS ACT

415-171   DEFINITIONS.

          As used in this part, unless the context otherwise requires:

          "Acquiring person" means a person who is required to deliver an information statement under this part.

          "Beneficial ownership" shall be determined pursuant to
section 13 of the federal Securities Exchange Act of 1934 and the rules promulgated thereunder, as amended.

          "Control share acquisition" means an acquisition of shares of an issuing public corporation resulting in beneficial ownership by an acquiring person of a new range of voting power specified in this part, but does not include an acquisition:

          (1) Before, or pursuant to an agreement entered into before the effective date of this part;

          (2) By a donee pursuant to an inter vivos gift not made to avoid this part or by a distributee as defined in chapter
560;

          (3) Pursuant to a security agreement not created to avoid this part;

          (4) Under chapter 417E, if the issuing public corporation is a party to the transaction; or

          (5)  From the issuing public corporation.

          "Issuing public corporation" means a corporation incorporated in this State with at least one hundred shareholders having its principal place of business or substantial assets located in this State.

415-172   CONTROL SHARE ACQUISITIONS.

          (a) Unless otherwise expressly provided in the articles of incorporation of an issuing public corporation, this section applies to a control share acquisition.

          (b) All shares acquired by an acquiring person in violation of subsection (e) shall be denied voting rights for one year after acquisition, the shares shall be nontransferable on the books of the corporation for one year after acquisition and the corporation, during the one-year period, shall have the option to call the shares for redemption either at the price at which the shares were acquired or at book value per share as of the last day of the fiscal quarter ended prior to the date of the call for redemption. Such a redemption shall occur on the date set in the call notice but not later than sixty days after the call notice is given.

          (c) A person proposing to make a control share acquisition shall deliver to the issuing public corporation at its principal executive office an information statement containing all of the following:

               (1)  The identity of the person;

               (2) A reference that the statement is made under this section;

               (3) The number of shares of the issuing public corporation beneficially owned by the person;

               (4) A specification of which of the following ranges of voting power in the election of directors would result from consummation of the control share acquisition:

                    (A)  At least ten percent but less than
twenty percent;

                    (B) At least twenty percent but less than thirty percent;

                    (C) At least thirty percent but less than forty percent;

                    (D) At least forty percent but less than a majority; or

                    (E) At least a majority; and

               (5)  The terms of the proposed control share
acquisition, including, but not limited to, the source of funds or other consideration and the material terms of the financial arrangements for the control share acquisition; any plans or proposals of the acquiring person to liquidate the issuing public corporation, sell all or substantially all of its assets, or merge it or exchange its shares with any other person, change the location of its principal executive office or of a material portion of its business activities, change materially its management or policies of employment, alter materially its relationship with suppliers or customers or the communities in which it operates, or make any other material change in its business, corporate structure, management or personnel, and such other information which would affect the decision of a shareholder with respect to voting on the proposed control share acquisition.

          (d) Within five days after receipt of an information statement pursuant to subsection (c), a special meeting of the shareholders of the issuing public corporation shall be called pursuant to section 415-28, to vote on the proposed control share acquisition. The meeting shall be held:

               (1) No later than fifty-five days after receipt of the information statement, unless the acquiring person agrees to a later date; and

               (2) No sooner than thirty days after receipt of the information statement, unless the acquiring person so requests in writing when delivering the information statement. The notice of the meeting shall at a minimum be accompanied by a copy of the information statement and a statement disclosing that the issuing public company recommends:

               (1) Acceptance of;

               (2) Expresses no opinion and is remaining neutral toward; or

               (3) Is unable to take a position with respect to the proposed control share acquisition. The notice of meeting shall be given within twenty-five days after receipt of the information statement.

          Notwithstanding any contrary provision of this chapter, a proxy relating to a meeting of shareholders required under this subsection:

               (1) Must be solicited separately from the offer to purchase or solicitation of an offer to sell shares of the issuing public corporation; and

               (2) Must not be solicited sooner than thirty days before the meeting unless otherwise agreed in writing by the acquiring person and the issuing public corporation.

          (e) The acquiring person may consummate the proposed control share acquisition if and only if both the following occur:

               (1) The proposed control share acquisition is approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote which are not beneficially owned by the acquiring person. A class or series of shares of the corporation is entitled to vote as a class or series if any provision of the control share acquisition would, if contained in a proposed amendment to the articles, entitle the class or series to vote as a class or series; and

               (2) The proposed control share acquisition is consummated within one hundred eighty days after shareholder approval.

                              PROXY

               MAUI LAND & PINEAPPLE COMPANY, INC.
                 120 KANE STREET, P. O. BOX 187
                KAHULUI, MAUI, HAWAII 96733-6687


THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY AND NOT THE
BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD AUGUST 23,
1999


     The undersigned hereby makes, constitutes and appoints GARY
L. GIFFORD, PAUL J. MEYER and ADELE H. SUMIDA and each of them as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned to represent the undersigned at the Meeting of Stockholders of Maui Land & Pineapple Company, Inc. (the "Company") to be held at 4:00 P.M. on Monday, August 23, 1999, in the Corporate Office courtyard, 120 Kane Street, Kahului, Hawaii, and any postponements or adjournments thereof, and to vote all shares of the stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present at such meeting. This Proxy may be revoked by the undersigned at any time. The undersigned directs that this Proxy be voted as follows:

     ____ FOR       ____ AGAINST   ____ ABSTAIN


Approval of the proposed acquisition by Stephen M. Case of 2,962,036 shares of Common Stock of the Company constituting approximately 41.2% of the outstanding shares of Common Stock of the Company.



     THIS PROXY WILL BE VOTED AS DIRECTED. IF THE PROXY IS PROPERLY SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THE VOTE WILL BE IN FAVOR OF THE PROPOSAL ABOVE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

     The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and accompanying Proxy Statement.



Date:________________, 1999

Please sign EXACTLY as name(s) appears at left:

_______________________________________
_______________________________________
_______________________________________


If the proxy is signed by an attorney-in-fact, executor, administrator, trustee or guardian, give full title. PLEASE
DATE, SIGN AND RETURN PROMPTLY.